UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  SCHEDULE 14A

                PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

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Check the appropriate box:

|_|  Preliminary Proxy Statement

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     Rule 14a-6(e)(2))

|X|  Definitive Proxy Statement

|_|  Definitive Additional Materials

|_|  Soliciting Material Pursuant to ss. 240.14a-12

                           FIRST MERCHANTS CORPORATION

--------------------------------------------------------------------------------
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

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|X|  No fee required

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     1.   Title of each class of securities to which transaction applies:

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     2.   Aggregate number of securities to which transaction applies:

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     3.   Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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

                           FIRST MERCHANTS CORPORATION
                             200 EAST JACKSON STREET
                              MUNCIE, INDIANA 47305


                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD APRIL 29, 2008

The annual meeting of the shareholders of First Merchants Corporation will be held at the Horizon Convention Center, 401 South High Street, Muncie, Indiana 47305, on Tuesday, April 29, 2008, at 3:30 p.m., Eastern Daylight Time, for the following purposes:

(1) To elect five directors, four to hold office for terms of three years and one to hold office for a term of one year; in each case, the directors will hold office until their successors are duly elected and qualified.

(2) To act on a proposal to approve the First Merchants Corporation Equity Compensation Plan for Non-Employee Directors.

(3) To ratify the appointment of the firm of BKD, LLP as the independent auditor for 2008.

(4)  To transact such other business as may properly come before the meeting.

Only those shareholders of record at the close of business on February 15, 2008 shall be entitled to notice of and to vote at the meeting.


                                 By Order of the Board of Directors


                                 Cynthia G. Holaday
                                 Secretary

Muncie, Indiana
March 19, 2008









                             YOUR VOTE IS IMPORTANT!

        YOU ARE URGED TO SUBMIT YOUR PROXY VIA THE TELEPHONE OR INTERNET,
       OR TO SIGN, DATE AND RETURN YOUR PROXY IN THE ENCLOSED POSTAGE-PAID
        ENVELOPE, AS SOON AS POSSIBLE SO THAT YOUR SHARES CAN BE VOTED AT
                THE MEETING IN ACCORDANCE WITH YOUR INSTRUCTIONS.

                                                                   March 15,2008

                                  March 19, 2008

                           FIRST MERCHANTS CORPORATION

                               PROXY STATEMENT FOR
                         ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD APRIL 29, 2008



To the shareholders of First Merchants Corporation:

This proxy statement has been made available to you on the Internet or has been sent to you via mail or email in connection with the solicitation on behalf of the Board of Directors (the "Board") of First Merchants Corporation ("First Merchants") of proxies to be voted at the annual meeting of First Merchants' shareholders to be held April 29, 2008, for the purposes stated in the accompanying notice of the meeting. If you received a paper or electronic copy, the proxy materials also include a proxy card which can be used for voting your shares. The distribution of these proxy materials is expected to commence on or about March 19, 2008.

This year we are pleased to take advantage of the new Securities and Exchange Commission ("SEC") rule that allows companies to furnish their proxy materials over the Internet. As a result, we are mailing many of our shareholders a Notice Regarding the Availability of Proxy Materials instead of a paper copy of the proxy materials. The Notice contains instructions on how to access those documents over the Internet. The Notice also contains instructions on how shareholders may receive a paper or electronic copy of the proxy materials, including a proxy statement, annual report and a proxy card. All shareholders who do not receive a Notice will receive a paper copy of the proxy materials by mail. We believe this new rule will allow us to provide our shareholders with the information they need, while lowering the costs of delivery and reducing the environmental impact of our annual meeting.

                                     VOTING

Each share of First Merchants common stock issued and outstanding as of the close of business on February 15, 2008, the record date for the annual meeting, is entitled to be voted on all items being voted upon at the meeting. As of the close of business on February 15, 2008, there were 18,036,739 shares outstanding and entitled to vote.

You may vote shares held directly in your name as shareholder of record in person at the annual meeting. Even if you plan to attend the annual meeting, we recommend that you also vote by proxy as described below so that your vote will be counted if you later decide not to attend the meeting.

Whether you hold shares directly as the shareholder of record or through a broker, trustee or other nominee as the beneficial owner, you may direct how your shares are voted without attending the annual meeting. There are three ways to vote by proxy:

o By Internet - Shareholders who received a Notice Regarding the Availability of Proxy Materials may submit proxies over the Internet by following the instructions on the Notice. Shareholders who received a paper or electronic copy of a proxy card may submit proxies over the Internet by following the instructions on the proxy card.

o By Telephone - Shareholders who live in the United States or Canada may submit proxies by telephone by calling toll-free 1-800-690-6903 on a touch-tone telephone and following the instructions. Shareholders who received a Notice Regarding the Availability of Proxy Materials should have their Notice in hand when calling, and shareholders who received a paper or electronic copy of a proxy card should have the proxy card in hand when calling.

o By Mail - Shareholders who received a paper or electronic copy of a proxy card may submit proxies by mail by completing, signing and dating their proxy card and mailing it in the postage-paid envelope we have provided or return it to First Merchants Corporation, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

After submitting a proxy, you have the right to revoke it any time before it is exercised by giving written notice of revocation to the Secretary received prior to the annual shareholders' meeting, by voting again via Internet, telephone or mail, or by voting in person at the meeting. Your shares will be voted in accordance with your specific instructions given when submitting your proxies. In the absence of specific instructions to the contrary, proxies will be voted "for" election to the Board of all nominees listed in Item 1 of the proxy, "for" the proposal to approve the First Merchants Corporation Equity Compensation Plan for Non-Employee Directors, and "for" ratification of the appointment of the firm of BKD, LLP as First Merchants' independent auditor for 2008. If any director-nominee named in this proxy statement becomes unable or declines to serve (an event which the Board does not anticipate), the persons named as proxies will have discretionary authority to vote for a substitute nominee named by the Board, if the Board determines to fill such nominee's position.

Each share of First Merchants common stock is entitled to one vote. Directors are elected by a plurality of the votes cast by the shares entitled to vote in the election at a meeting at which a quorum is present. Shareholders do not have a right to cumulate their votes for directors. The affirmative vote of a majority of the shares present and voting at the meeting in person or by proxy is required for approval of all items submitted to the shareholders for their consideration other than the election of directors. Abstentions will be counted for the purpose of determining whether a quorum is present but for no other purpose. Broker non-votes will not be counted. The Secretary will count the votes and announce the preliminary results of the voting at the annual meeting. The final results will be published in First Merchants' quarterly report on Form 10-Q for the second quarter of 2008.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Security Ownership of Certain Beneficial Owners

To the best of our knowledge, the following table shows the only beneficial owners of more than 5% of the outstanding common stock of First Merchants as of February 15, 2008.

           Name and Address                    Amount and Nature                          Percent
         of Beneficial Owner                of Beneficial Ownership                      of Class
============================================================================================================
         Dimensional Fund Advisors LP                1,568,780<F1>................................8.70%
         1299 Ocean Avenue
         Santa Monica, CA (90401)

         First Merchants Trust Company, N. A.        (941,100)<F2>................................5.22%
         200 East Jackson Street
         Muncie, IN 47305

<F1> Based on a Schedule 13G filing with the SEC,  Dimensional  Fund Advisors LP
     (formerly, Dimensional Fund Advisors Inc.) ("Dimensional"), an investment advisor registered under Section 203 of the Investment Advisors Act of 1940, furnishes investment advice to four investment companies registered under the Investment Advisors Act of 1940 and serves as investment manager to certain other commingled group trusts and separate accounts. These investment companies, trusts and accounts are the "Funds." In its role as investment advisor or manager, Dimensional possesses investment and/or voting power over the shares of First Merchants common stock owned by the Funds and may be deemed to be the beneficial owner of these shares under rules of the SEC. However, all of these shares are owned by the Funds, and Dimensional disclaims beneficial ownership of such shares for any other purpose.

                                     Page 2

<F2> First Merchants Trust Company,  National Association  ("FMTC"), is a wholly owned subsidiary of First Merchants. It holds shares of First Merchants common stock in various fiduciary capacities, in regular, nominee or street name accounts. Beneficial ownership of shares so held is disclaimed by First Merchants. It is FMTC's practice, when holding shares as sole trustee or sole executor, to vote the shares; but, when it holds shares as co-trustee or co-executor, FMTC obtains approval from the co-fiduciary prior to voting.

Security Ownership of Directors and Executive Officers

The following table lists the amount and percent of First Merchants common stock beneficially owned on February 15, 2008 by directors (including directors who are retiring as of the 2008 annual meeting of shareholders), director-nominees, the Chief Executive Officer, the Chief Financial Officer, the three other most highly compensated executive officers, and by the directors and all of First Merchants' executive officers as a group. Unless otherwise indicated, the beneficial owner has sole voting and investment power. The information provided in the table is based on First Merchants' records and information filed with the SEC and provided to First Merchants.

The number of shares beneficially owned by each person is determined under rules of the SEC, and the information is not necessarily indicative of beneficial ownership for any other purpose. Under those rules, beneficial ownership includes shares which a person has the right to acquire beneficial ownership of on or before April 15, 2008 (60 days after February 15, 2008) by exercising stock options ("Vested Options") awarded to participants under First Merchants' Long-term Equity Incentive Plan. It also includes shares of restricted stock ("Restricted Shares") awarded to participants under that Plan which are still subject to the restrictions.


                                                 Amount and Nature                          Percent
         Beneficial Owner                   of Beneficial Ownership                         of Class
========================================================================================================
         Richard A. Boehning                             26,493<f1>..............................*
         Thomas B. Clark                                 16,753<f2>..............................*
         Michael L. Cox                                 176,025<f3>..............................*
         Roderick English                                 3,471<f4>..............................*
         Jo Ann M. Gora                                   3,471<f5>..............................*
         William L. Hoy                                  10,863<f6>..............................*
         Barry J. Hudson                                458,016<f7>...............................2.50%
         Michael C. Rechin                               29,257<f8>..............................*
         Charles E. Schalliol                             7,471<f9>..............................*
         Terry L. Walker                                 18,844<f10>.............................*
         Jean L. Wojtowicz                                4,628<f11>.............................*
         Jami L. Bradshaw                                 4,707<f12>.............................*
         Robert R. Connors                               31,917<f13>.............................*
         Mark K. Hardwick                                43,353<f14>.............................*
         David W. Spade                                   4,350<f15>.............................*

         Directors and Executive
         Officers as a Group (18 persons)              867,240<f16>............................4.74%

* Percentage beneficially owned is less than 1% of the outstanding shares.

<f1> Includes  10,415  shares held  jointly with his spouse,  Phyllis  Boehning,
     5,586 shares held in trust for family members for which Mr. Boehning, as trustee, has voting and investment power, and 6,942 shares that he has the right to acquire by exercising Vested Options.

<f2> Includes  11,454  shares  that he has the right to  acquire  by  exercising
     Vested Options.

                                     Page 3

<f3> Includes  52,754  shares  held  jointly  with his spouse,  Sharon Cox,  and
     115,521  shares  that he has the  right to  acquire  by  exercising  Vested
     Options.

<f4> Includes 3,471 shares that he has the right to acquire by exercising Vested
     Options.

<f5> Includes  3,471  shares  that she has the right to  acquire  by  exercising
     Vested Options.

<f6> Includes 917 shares that he holds as custodian for his daughter.

<f7> Includes 327,756 shares owned by Mutual Security,  Inc., 10,024 shares held jointly with his spouse, Elizabeth Hudson, 43,521 shares held by his spouse, 13,626 shares held by his spouse as custodian for his children, and 15,321 shares that he has the right to acquire by exercising Vested Options.

<f8> Includes 5,667 Restricted  Shares,  and 18,000 shares that he has the right to acquire by exercising Vested Options.

<f9> Includes 3,471 shares that he has the right to acquire by exercising Vested
     Options.

<f10> Includes  10,611  shares held jointly  with his spouse,  Cheryl L. Walker,
     1,076 shares held by his spouse, 1,157 shares that he has the right to acquire by exercising Vested Options.

<f11> Includes  4,628  shares  that she has the right to acquire  by  exercising
     Vested Options.

<f12> Includes 1,000 Restricted  Shares, and 2,220 shares that she has the right to acquire by exercising Vested Options.

<f13> Includes  722 shares held  jointly  with his spouse,  Ann  Connors,  3,000
     Restricted Shares, and 26,556 shares that he has the right to acquire by exercising Vested Options.

<f14> Includes  401  shares  held  by  his  spouse,  Catherine  Hardwick,  4,400
     Restricted Shares, and 34,973 shares that he has the right to acquire by exercising Vested Options.

<f15> Includes 193 shares held jointly with his spouse,  Sandra Spade, and 2,400
     Restricted Shares.

<f16> Includes  23,667  Restricted   Shares,   and  266,242  shares  that  First
     Merchants' directors and executive officers have the right to acquire by exercising Vested Options.

                         INFORMATION REGARDING DIRECTORS

VOTING ITEM 1 - ELECTION OF DIRECTORS

First Merchants' Bylaws allow the Board to fix the number of directors by resolution. The number of directors is currently fixed at eleven. The Board is divided into three classes serving staggered three-year terms or until their successors are elected and qualified. Directors for each class are elected at the annual meeting of shareholders held in the year in which the term for their class expires; except that directors filling vacancies caused by resignation, death or other incapacity, or an increase in the number of directors, are elected by majority vote of the Board until the next annual meeting of shareholders.

Five directors will be elected at the annual meeting. The five persons who have been nominated for election to the Board are all currently members of the Board. The four Class II directors are completing three-year terms and have been nominated to serve three-year terms expiring as of the 2011 annual meeting of shareholders. William L. Hoy was elected by the Board on October 23, 2007 to fill a vacancy in Class III caused by an increase in the number of directors. He has been nominated to serve a one-year term expiring as of the 2009 annual meeting of shareholders. There are no family relationships among First Merchants' executive officers and directors.

The following persons have been nominated for election to the Board:

Name and Age                          Present Occupation                                             Director
                                                                                                       Since
Class II (Terms expire 2011):

Thomas B. Clark                       Retired  Chairman of the Board of  Directors,  President and     1989
age 62                                Chief Executive Officer,  Jarden Corporation,  a provider of niche consumer products for the home.

Roderick English                      President  and Chief  Executive  Officer,  The James  Monroe     2005
age 56                                Group, LLC, a provider of business management and consulting services, since 2006.  Mr. English was Senior Vice President of Human  Resources and Remy  International, Inc. (formerly,
                                      Delco   Remy   International,   Inc.),   a  manufacturer  of
                                      electrical  and  powertrain  products  for autos, trucks and other vehicles from 1994 to 2006.

Jo Ann M. Gora                        President,  Ball State  University,  since  2004.  Dr.  Gora     2004
age 62                                served as Chancellor of the University of  Massachusetts  at
                                      Boston  from  2001  to  2004.   She  was  Provost  and  Vice
                                      President  for Academic  Affairs at Old Dominion  University
                                      from 1992 to 2001.

Jean L. Wojtowicz                     President and Chief  Executive  Officer,  Cambridge  Capital     2004
age 50                                Management  Corp., a manager  of  non-traditional sources of financing,  since 1983. Ms.  Wojtowicz is also a director of
                                      Vectren  Corporation  and  a  trustee  of  Windrose  Medical
                                      Properties  Trust,  which are both  listed on  the New  York
                                      Stock Exchange.


Class III (Term expires 2009):

William L. Hoy                        Chief  Executive  Officer of The Columbus  Sign  Company,  a     2007
age 59                                custom sign and  graphic  fabricator,  since 1990,  and Vice
                                      President   and   Treasurer   of   Innocom  Corporation,  an
                                      environmental  graphic design  and custom  display  company, since 1992.


THE BOARD RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE ELECTION OF EACH NOMINEE FOR DIRECTOR NAMED ABOVE.

The First Merchants directors whose terms are not expiring as of the 2008 annual meeting of shareholders are listed below. They will continue to serve as directors for the remainder of their terms or until otherwise provided in First Merchants' Bylaws. Information regarding each of the continuing directors is provided below.

Continuing Directors

The following persons will continue to serve as directors:

                                                                                                    Director
Name and Age                          Present Occupation                                               Since
Class I (Terms expire 2010):

Michael L. Cox<f1>                    Retired  President  and  Chief  Executive  Officer  of First     1984
age 63                                Merchants.  Mr.  Cox is a  nonemployee  consultant  to First
                                      Merchants,  under the agreement described on page 24 of this proxy statement, under "Termination of Employment and Change of Control Arrangements."

Charles E. Schalliol                  Of counsel,  Baker & Daniels LLP law firm,  since 2007.  Mr.     2004
age 60                                Schalliol was  Director,  Indiana State Office of Management
                                      and Budget, from 2005 to 2007, President and Chief Executive
                                      Officer   of   BioCrossroads,    an   economic   development
                                      organization  focused on life sciences companies,  from 2003 to 2005,  Executive  Director,  Corporate Finance, Eli Lilly
                                      and Company, a pharmaceuticals  company,  from 1996 to 2003, and  Founder and  Managing  Director of  Lilly Venture Funds
                                      from 1999 to 2003.

Terry L. Walker                       Chairman  of the  Board of  Directors,  President  and Chief     2006
age 61                                Executive   Officer,   Muncie   Power   Products,   Inc.,  a
                                      manufacturer  and   distributor  of  power  take-offs   and
                                      hydraulic components for the truck equipment industry, since
                                      2005. Mr. Walker  was  Muncie  Power's  President and  Chief
                                      Operating Officer from 2000 to 2005.


Class III (Terms expire 2009):

Barry J. Hudson                       Retired  Chairman of the Board of  Directors,  President and     1999
age 68                                Chief Executive  Officer of First National Bank of Portland,
                                      a  wholly  owned  subsidiary  of  First  Merchants  that was merged with  First  Merchants  Bank,  National  Association, another wholly owned subsidiary of First Merchants, in 2007.

Michael C. Rechin                     President  and Chief  Executive  Officer of First  Merchants     2005
age 49                                since  2007,   and  Executive   Vice   President  and  Chief
                                      Operating Officer of First Merchants from 2005 to 2007.  Mr.
                                      Rechin was Executive Vice President of National City Bank of
                                      Indiana from 1995 to 2005.

<f1> Under an  Agreement  between Mr. Cox and the Board,  which is  described on page 24 of this proxy statement under "Termination of Employment and Change of Control Arrangements," Mr. Cox will continue to serve as a director until the 2009 annual meeting of shareholders.

Retiring Director

Richard A. Boehning will retire as a director of First Merchants on April 29, 2008, the date of the 2008 annual meeting of shareholders.

Meetings of the Board

The Board held 5 meetings during 2007. All of the directors attended at least 75% of the total number of meetings of the Board and the committees on which they served.

Directors' Attendance at Annual Meeting of Shareholders

First Merchants' directors are encouraged to attend the annual meeting of shareholders. At the 2007 annual meeting, all 12 directors were in attendance.

Board Independence

The Board has determined that each of First Merchants' directors and director-nominees is an "independent director," as defined in the listing standards of the Nasdaq Stock Market, Inc. ("NASDAQ"), except for Michael L. Cox, First Merchants' former President and CEO, Michael C. Rechin, First Merchants' current President and CEO, and Barry J. Hudson, the former Chairman of the Board of Directors, President and CEO of First National Bank of Portland, a wholly owned subsidiary of First Merchants that was merged with First Merchants Bank, National Association, another wholly owned subsidiary of First Merchants, in 2007.

All of the members of the Nominating and Governance Committee, the Compensation and Human Resources Committee, and the Audit Committee are "independent directors," as defined in the NASDAQ listing standards.

Communications with the Board

Shareholders may communicate with the Board by e-mail at bod@firstmerchants.com. All such e-mails will be automatically forwarded to the Chairman of the Nominating and Governance Committee, Thomas B. Clark, who will arrange for such communications to be relayed to the other directors.

                             COMMITTEES OF THE BOARD

Standing Committees/Committee Charters

The Board's standing committees are the Audit Committee, the Nominating and Governance Committee, and the Compensation and Human Resources Committee. Each has a charter, which is included among the documents under the "Corporate Governance Disclosures" link on First Merchants' website, www.firstmerchants.com. The following information is provided regarding the composition, functions and number of meetings held by these committees in 2007:

Audit Committee

The Audit Committee is composed of directors Jean L. Wojtowicz (Chairman), Thomas B. Clark, Jo Ann M. Gora and Terry L. Walker. The Committee met 9 times during 2007. Its responsibilities include overseeing First Merchants' accounting and financial reporting principles and policies and its internal accounting and disclosure controls and procedures, overseeing and evaluating the effectiveness of First Merchants' internal audit function, reviewing First Merchants' procedures to ensure that quarterly and annual financial statements are accurate and complete, including reviewing the certifications of these financial statements by First Merchants' Chief Executive Officer and its Chief Financial Officer, recommending the appointment of the external auditor for approval by the Board and ratification by the shareholders, approving the external auditor's compensation and evaluating its independence, reviewing and approving the annual audit plans of the internal and external auditors, reviewing and discussing with management and the external auditor First Merchants' audited financial statements and, based on this review, making a recommendation to the Board on inclusion of these financial statements in First Merchants' annual report on Form 10-K. In accordance with Section 407 of the Sarbanes-Oxley Act, First
Merchants has identified Ms. Wojtowicz and Mr. Clark as "Audit Committee financial experts." They are both "independent," as that term is used in the NASDAQ listing standards.

Audit Committee Report Concerning Audited Financial Statements

The Audit Committee has reviewed and discussed the audited financial statements of First Merchants for 2007 with First Merchants' management, and it has discussed with BKD, LLP, First Merchants' independent auditor for 2007, the matters required to be discussed by the Statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1. AU Section 380), as adopted by the Public Company Accounting Oversight Board ("PCAOB") in Rule 3200T. The Committee has also received the written disclosures and the letter from BKD, LLP required by Independence Standards Board Standard No. 1 (Independent Discussions with Audit Committees), as adopted by the PCAOB in Rule 3600T, and has discussed with BKD, LLP its independence. Based on these reviews and discussions, the Audit Committee recommended to the Board that the audited financial statements of First Merchants be included in First Merchants' Annual Report on Form 10-K for the 2007 fiscal year for filing with the SEC.

The above report is submitted by:

FIRST MERCHANTS CORPORATION AUDIT COMMITTEE
Jean L. Wojtowicz, Chairman
Thomas B. Clark
Jo Ann M. Gora
Terry L. Walker

Nominating and Governance Committee

The Nominating and Governance Committee is composed of directors Thomas B. Clark (Chairman), Richard A. Boehning, Charles E. Schalliol and Jean L. Wojtowicz. The Committee met 5 times during 2007. It is charged with ensuring the continued effectiveness and independence of the Board. The Committee is responsible for reviewing the credentials of persons suggested as prospective directors, nominating persons to serve as directors and as officers of the Board, including the slate of directors to be elected each year at the annual meeting of shareholders, making recommendations concerning the size and composition of the Board, as well as criteria for Board membership, making recommendations concerning the Board's committee structure and makeup, providing for continuing education of the directors and self-assessment of the Board's effectiveness, and overseeing First Merchants' Code of Business Conduct and its Code of Ethics for Senior Financial Officers of First Merchants. The Code of Business Conduct and the Code of Ethics for Senior Financial Officers are included among the documents under the "Corporate Governance Disclosures" link on First Merchants' website, www.firstmerchants.com.

In nominating persons to serve as directors, the Nominating and Governance Committee considers the person's ethical character, reputation, relevant expertise and experience, accomplishments, leadership skills, demonstrated business judgment, contribution to Board diversity, "independence" (as defined in the NASDAQ listing standards) if a non-employee director, residency in First Merchants' market area, ability and willingness to devote sufficient time to director responsibilities, and willingness to maintain a meaningful ownership interest in First Merchants and assist First Merchants in developing new business. For incumbent directors whose terms are expiring, the Committee also considers the quality of their prior service to First Merchants, including the nature and extent of their participation in First Merchants' governance and their contributions of management and financial expertise and experience to the Board and First Merchants. For new director candidates, the Committee also considers whether their skills are complementary to those of existing Board members and whether they will fulfill the Board's needs for management,

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financial,  technological  or other  expertise.  The  Nominating  and Governance
Committee considers candidates coming to its attention through current Board members, search firms, shareholders and other persons.

Article IV, Section 9, of First Merchants' Bylaws, describes the process by which a shareholder may suggest a candidate for consideration by the Committee as a director nominee. Under this process, a suggestion by a shareholder of a director nominee must include: (a) the name, address and number of First Merchants shares owned by the shareholder; (b) the name, address, age and principal occupation of the suggested nominee; and (c) such other information concerning the suggested nominee as the shareholder may wish to submit or the Committee may reasonably request. A suggestion for a director nominee submitted by a shareholder must be in writing and delivered or mailed to the Secretary, First Merchants Corporation, 200 East Jackson Street, Muncie, Indiana 47305. Suggestions for nominees from shareholders are evaluated in the same manner as other nominees. There are no nominees for election to the Board at the 2008 annual meeting of shareholders other than directors standing for re-election.

Compensation and Human Resources Committee

The Compensation and Human Resources  Committee is composed of directors Charles
E. Schalliol (Chairman), Thomas B. Clark and Roderick English. The Committee met 2 times during 2007. The Committee is responsible for establishing First Merchants' general compensation philosophy, overseeing the development and implementation of policies and programs to carry out this compensation philosophy, and evaluating the effectiveness of these policies and programs, in consultation with senior management. The Committee makes recommendations to the Board concerning the compensation to be paid to First Merchants' non-employee directors; and it administers First Merchants' non-equity incentive compensation program (the First Merchants Corporation Senior Management Incentive Compensation Program), the non-qualified deferred compensation plans (the First Merchants Corporation Supplemental Executive Retirement Plan, the First Merchants Corporation Defined Contribution Supplemental Executive Retirement Plan, and the First Merchants Corporation Directors' Deferred Compensation
Plan), and the equity-based compensation plan (the First Merchants Corporation Long-term Equity Incentive Plan). The Long-term Equity Incentive Plan was submitted to and approved by First Merchants' shareholders in 1999.

The Committee reviews the performance of, and approves the compensation and benefits to be paid to, the executive officers and senior management employees of First Merchants and the chief executive officers and regional presidents of its subsidiaries. The Committee's charter permits the Committee to delegate its authority to review the performance of, and approve the compensation and benefits to be paid to, other employees of First Merchants and its subsidiaries to First Merchants' President and Chief Executive Officer and the chief executive officers of First Merchants' subsidiaries, as appropriate, and the Committee has done so. The Committee has also delegated the day-to-day responsibilities for administering First Merchants' non-equity incentive, deferred compensation, and equity-based programs to the President and CEO, Michael C. Rechin, and the Senior Vice President and Director of Human Resources, Kimberly J. Ellington. The Committee is authorized to directly engage counsel and consultants, including compensation consultants, to assist it in carrying out its responsibilities.

Mr. Rechin and Ms. Ellington provide information to the Committee and make recommendations from time to time, as requested by the Committee, concerning existing and proposed compensation policies and programs for executives and other employees of First Merchants and its subsidiaries. As the President and CEO, Mr. Rechin also makes recommendations to the Committee concerning the performance, compensation and benefits of First Merchants' executive officers (other than himself) and its senior management employees, as well as the chief executive officers and regional presidents of First Merchants' subsidiaries.

In 2005, the Committee engaged Watson Wyatt & Company to conduct a competitive market assessment of the compensation of First Merchants' executive officers and to review First Merchants' Long-term Equity Incentive Plan to identify the need for design changes, if any. At the Committee's request, Watson Wyatt provided information, which included contemporary data on the extent peer companies have utilized long-term equity incentive programs and their mix of restricted stock and stock options, as well as information on accounting and tax considerations. Following completion of the study, based in part on Watson Wyatt's

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recommendation, the Committee changed First Merchants' equity-based compensation program, beginning in 2006, from one utilizing only stock options to one utilizing a mix of stock options and restricted stock awards for senior managers and only restricted stock awards for other participating employees. The Committee's actions were all consistent with the provisions of the Long-term Equity Incentive Plan.

In 2006, the Committee engaged Mercer Human Resource Consulting to provide information regarding the prevalence of executive retirement benefits among companies in general industry and the banking industry, to analyze the benefit levels and adequacy of financing of the Supplemental Executive Retirement Plan, a defined benefit non-qualified deferred compensation plan that pays retirement benefits to three retired executives of First Merchants, and to make plan design recommendations for a new defined contribution supplemental executive retirement plan. Based on Mercer's recommendations, the Committee made additional provisions for financing the Supplemental Executive Retirement Plan and adopted amendments to the plan necessary for compliance with Internal Revenue Code
Section 409A; and the Committee established a new Defined Contribution Supplemental Executive Retirement Plan, initially covering only Mr. Rechin.

Compensation and Human Resources Committee Interlocks and Insider Participation

No member of the Compensation and Human Resources Committee - Charles E. Schalliol, Thomas B. Clark or Roderick English - was an officer or employee of First Merchants or any of its subsidiaries during 2007. None of these members has ever been an officer or employee of First Merchants or any of its subsidiaries. No member of the Compensation and Human Resources Committee or executive officer of First Merchants had a relationship during 2007 requiring disclosure in this proxy statement under SEC regulations.

Compensation and Human Resources Committee Report

The Compensation and Human Resources Committee has reviewed and discussed with management the Compensation Discussion and Analysis set forth immediately following this report, under "Compensation of Executive Officers." Based on this review and discussion, the Committee recommended to the Board that the Compensation Discussion and Analysis be included in First Merchants' annual report on Form 10-K for the fiscal year ended December 31, 2007 and in this proxy statement.

The above report is submitted by:

FIRST MERCHANTS CORPORATION COMPENSATION AND HUMAN RESOURCES COMMITTEE Charles E. Schalliol (Chairman)
Thomas B. Clark
Roderick English

                       COMPENSATION OF EXECUTIVE OFFICERS

Compensation Discussion and Analysis

The Compensation and Human Resources Committee is responsible for the design, implementation and evaluation of First Merchants' compensation programs and policies, aided by the company's executive officers and senior management and with the support of outside consultants as the Committee deems necessary or helpful. These programs and policies are intended to give all employees, including executive officers and other senior management employees, incentives to achieve First Merchants' current and long-term strategic goals - the ultimate objective being to obtain a superior return on shareholders' investment.

The compensation programs consist of four principal components: (1) salary, (2) non-equity incentive pay, (3) equity-based compensation, including both restricted stock awards and stock options, and (4) retirement benefits. The salary and non-equity incentive pay components, comprised entirely of current cash compensation, provide an immediate or near-term reward to executive officers and senior managers for exceptional performance - thereby advancing shorter-term goals. The equity-based compensation and retirement benefits components provide incentives for achieving longer-term goals. The restricted

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stock awards and stock  options both align the  executive  officers'  and senior managers' financial interests directly with those of the shareholders by correlating the amount of compensation received with the price (and increase in price) of First Merchants stock. The equity-based compensation and retirement plans include vesting provisions, which also promote retention of senior management employees.

For 2007, First Merchants' "Named Executive Officers" ("NEOs") and their titles were:

o Michael L. Cox, the President and Chief Executive Officer until his retirement on April 24, 2007;
o Michael C. Rechin, the President and Chief Executive Officer since April 24, 2007; prior to that, the Executive Vice President and Chief Operating Officer;
o    Mark K. Hardwick, the Executive Vice President and Chief Financial Officer;
o    Robert R. Connors, the Senior Vice President and Chief Information Officer;
o    David W. Spade, the Senior Vice President and Chief Credit Officer; and
o    Jami L. Bradshaw, the Senior Vice President and Chief Accounting Officer.

The four principal components of First Merchants' compensation programs, and how the NEOs are compensated under them, are described below:

Salaries. The NEOs' salaries are determined annually by the Compensation and Human Resources Committee. The Committee determines these salaries subjectively, based on the executive's responsibilities and the Committee's review of the executive's individual performance and contributions to First Merchants'
performance, especially its long-term and short-term financial performance. Other factors that the Committee takes into account include the executive's experience, the salaries paid to executives holding similar positions with First Merchants' competitors in the financial services industry, inflation rates and budgetary considerations. The Committee relies heavily on the recommendations of the CEO in setting the salaries of the NEOs other than the CEO. The Committee has the sole responsibility for establishing the CEO's salary.

Annual salary adjustments are usually determined in February, after First Merchants' audited financial statements for the preceding fiscal year have been issued, and the resulting salary adjustments are effective as of the first payroll in March. The Committee believes that, by waiting until the financial statements are issued, salary adjustments for the NEOs and other employees can be more accurately and effectively tied to their success in meeting financial targets and other strategic goals for the full year just ended. It also allows First Merchants to communicate decisions concerning salary adjustments to the NEOs and other senior management employees at the same time they are informed of incentive plan payments and equity-based awards, thus ensuring a clear and consistent message regarding performance and underlining First Merchants' emphasis on growing a performance-based culture.

Mr. Cox's 2007 salary, payable until his retirement on April 24, 2007, was $111,962 - based on an annual salary of $355,000. Mr. Rechin's 2007 salary of $309,423 was based on an annual salary of $275,000 until April 24, 2007, when he was promoted from Executive Vice President and COO to President and CEO. Thereafter, it was based on an annual salary of $325,000, in recognition of his additional responsibilities. In 2008, Mr. Rechin's salary was increased to $350,000, a 7.7% increase from $325,000, in recognition of his performance since becoming CEO. Mr. Hardwick's salary for 2007 was $209,000; and it was increased to $250,000 in 2008, a 19.6% increase. Mr. Hardwick's larger increase was based in part on his exceptional performance and worth to First Merchants and in part on surveys of salaries paid to executives with similar responsibilities at other companies. Mr. Connors' salary for 2007 was $192,200; it was increased to $199,900 in 2008, a 4.0% increase. Mr. Spade's salary was $175,000 in 2007; it was increased to $180,700 in 2008, a 3.3% increase. Mr. Connors' and Mr. Spade's increases were in line with the merit increases given to most other senior management employees. Ms. Bradshaw's 2007 salary was increased from $110,201 to $125,000 on July 24, 2007, when she was promoted to Senior Vice President and Chief Accounting Officer. In 2008, she received a further increase in salary to $145,000, a 16.0% increase, based on the CEO's recommendation and the Committee's consideration of her performance and surveys of the compensation paid to executives with similar responsibilities at other companies that compete
with  First   Merchants.

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Non-equity incentive pay. Non-equity incentive  compensation is available to the
NEOs  and  other  senior  managers  through  the  Senior  Management   Incentive
Compensation Program. Under the program, the NEOs and other participating senior management employees are eligible to receive additional cash compensation, determined as a percentage of their salaries, as incentive pay by meeting individual goals that are closely related to First Merchants' financial success. Under the program, at the beginning of the year, participants are given goals, consisting of a target or targets, and in some cases, personal objectives, which upon being met, entitles the executive to receive a payout following the end of the year of 100% of a pre-determined percentage of the executive's salary. The schedules containing the targets also include thresholds below which no payout is made, as well as maximum payouts that may be higher than the target bonuses. For 2007, upon meeting a threshold, participants became entitled to 30% of the pre-determined percentage of their salary, and the maximum payout, depending on the executive's pre-established goals, was 170% - 200% of this percentage. The amounts earned under the program for a fiscal year are determined and paid out after First Merchants' audited financial statements for the applicable year have been issued, usually in February, contemporaneously with the determination of salaries and equity compensation for the following year.

The target bonuses payable to Messrs. Cox, Rechin and Hardwick for 2007 under the Senior Management Incentive Compensation Program were 45%, 45% and 40%, respectively, of their salaries, in each case based entirely on growth from the previous year in First Merchants' GAAP earnings per share. Earnings per share in 2007 grew more than the threshold percentage that made them eligible for bonuses, but not as much as the target percentage. As a result, Messrs. Cox's, Rechin's and Hardwick's incentive pay for 2007 was determined on the basis of 22.5%, 22.5%, and 20%, respectively, of their salaries. Mr. Cox's bonus was pro-rated to 31.2% of his full-year amount, since he retired on April 24, 2007. For 2007, Messrs. Connors and Spade were each eligible to receive target bonuses of 30% of their salaries under the Senior Management Incentive Compensation Program, while Ms. Bradshaw's target bonus was based on 25% of her salary until she was promoted to Senior Vice President and Chief Accounting Officer on July 24, 2007, when the target bonus was increased to 30% of her salary. For all three, 70% of their incentive pay depended on the improvement in First Merchants' operating earnings per share above a pre-established percentage, and 30% was based on achieving pre-established personal objectives established by the CEO. Operating earnings per share did grow more than the threshold percentage, thus making them eligible for bonuses; however earnings didn't grow as much as the target percentage. Mr. Connors and Ms. Bradshaw achieved all of their personal objectives, and Mr. Spade achieved part of his personal objectives. Based on these results, Messrs. Connors' and Spade's and Ms. Bradshaw's incentive pay for 2007 was 19.5%, 17.3% and 16.6%, respectively, of their salaries.

Until 2006, the Senior Management Incentive Compensation Program provided for payment of 2/3 of the incentive pay earned each year in cash and the other 1/3 in deferred stock units two years later, based on the price of First Merchants' stock on the December 31 preceding the payment date, plus accrued dividends. Under this provision, four of the NEOs - Messrs. Cox, Hardwick, Connors and Spade - received payments in early 2008, in the amounts of $20,149, $10,892, $11,049 and $937, respectively, that were based on deferred stock units and dividends they earned for the 2005 fiscal year that became vested at the end of 2007. Mr. Rechin and Ms. Bradshaw were not participants in the Senior Management Incentive Compensation Program in 2005 and thus did not receive payments based on deferred stock units earned for the 2005 fiscal year.

Equity-based compensation. Equity-based compensation is made available to the NEOs and other plan participants under the Long-term Equity Incentive Plan. The Compensation and Human Resources Committee approves stock option and restricted stock awards under the plan at a meeting that is usually held each year in February, at the same time salary adjustments and non-equity incentive payments are approved. In making stock option and restricted stock awards, the Committee relies heavily on the recommendations of the CEO except for the awards to the CEO.

Until 2006, stock option grants were the only equity-based compensation awarded under the Long-term Equity Incentive Plan. In 2005, the Compensation and Human Resources Committee engaged Watson Wyatt & Company to undertake a comprehensive study of the plan and to make recommendations concerning its design and administration. At the Committee's request, Watson Wyatt provided information, which included contemporary data on the extent peer companies have utilized long-term equity incentive programs and their mix of restricted stock and stock

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options, as well as information on accounting and tax considerations.  Following completion of the study, based in part on Watson Wyatt's recommendation, the Committee changed First Merchants' equity-based compensation program, beginning in 2006, from one utilizing only stock options to one utilizing only restricted stock awards for most plan participants and a mix of stock options and restricted stock awards for senior managers. This change in the program was within the Committee's discretion under the provisions of the plan. The CEO and the Committee concluded that, for the NEOs and other senior managers, stock option grants should continue to be a significant component of First Merchants' equity-based compensation program. This conclusion was based on the rationale that the financial incentive provided by stock options depends entirely on increasing the price of First Merchants shares, thus furthering the program's purpose of aligning senior management's financial interests with those of First Merchants' shareholders.

The stock options granted to the NEOs and other senior managers under the Long-term Equity Incentive Plan are incentive stock options up to the statutory limit, and the rest are nonqualified options. The restricted stock awarded under the plan vests - giving the awardee complete ownership rights - if the awardee is still employed by First Merchants three years after the award is made; however, the awardee's rights in the stock vest immediately and the restrictions are removed if the awardee's employment terminates in less than three years on account of retirement, death or disability. The restricted stock partially vests if the awardee's employment is involuntarily terminated without "cause." Under this circumstance, the vested portion is based on a fraction, the numerator of which is the number of full years that have elapsed between the date of the award and the date of termination and the denominator of which is three. Notwithstanding the restrictions on the stock, the awardee is entitled to vote the shares and to receive the dividends thereon.

Mr. Cox did not receive an award under the Long-term Equity Incentive Plan in either 2007 or 2008 year because he retired on April 24, 2007. The awards made to the other NEOs under the plan on February 8, 2007 and February 27, 2008, respectively, were as follows: Mr. Rechin - 12,000 stock options and 3,000 shares of restricted stock in 2007, and 15,000 stock options and 4,000 shares of restricted stock in 2008; Mr. Hardwick - 8,000 stock options and 2,400 shares of restricted stock in 2007, and 8,000 stock options and 2,700 shares of restricted stock in 2008; Mr. Connors - 4,500 stock options and 1,600 shares of restricted stock in 2007, and 3,000 stock options and 2,000 shares of restricted stock in 2008; Mr. Spade - 4,000 stock options and 1,000 shares of restricted stock in 2007, and 4,000 stock options and 1,000 shares of restricted stock in 2008; Ms. Bradshaw - 2,000 options and 600 shares of restricted stock in 2007, and 1,500 stock options and 1,500 shares of restricted stock in 2008. The exercise price for the stock options was the closing price on the date the options were granted by the Compensation and Human Resources Committee; that is, $26.31 per share on February 8, 2007 and $28.25 per share on February 27, 2008.

Although not required to be shown in the Summary Compensation Table, the First Merchants Corporation Employee Stock Purchase Plan is a form of equity-based compensation that is equally available to all employees of First Merchants and its participating subsidiaries who have been employed six months or more. Under this plan, employees (including the NEOs) may elect, prior to the offering period (July 1 to June 30), to purchase shares of First Merchants' stock at a price equal to 85% of the lesser of the market price of the stock at the beginning of the offering period and the market price at the end of the period. The plan provides an attractive vehicle for employees to acquire First Merchants stock, which further aligns their financial interests with those of other shareholders. For the offering period ending June 30, 2007, the following NEOs participated in this plan: Mr. Rechin, who purchased 322 shares, Mr. Spade who purchased 193 shares, and Ms. Bradshaw, who purchased 258 shares. The purchase price for shares under the plan was $20.43 per share.

Retirement benefits. First Merchants maintains a qualified defined benefit pension plan, the First Merchants Corporation Retirement Pension Plan, which it "froze" as of March 1, 2005, meaning that, with some exceptions, employees no longer accrued benefits under the plan. However, participants who were at least age 55 with 10 or more years of credited service on the date the plan was frozen were "grandfathered;" that is, they continued to accrue benefits under the plan after that date. Employees who were not participating in the plan on March 1, 2005 were not eligible to participate. The plan pays benefits at retirement to participating employees of First Merchants and its participating subsidiaries. The benefits payable under this plan, computed as a straight-life annuity although other forms of actuarially-equivalent benefits are available under the plan, are based on the following formula: 1.6% of average final compensation (in general, the participant's highest 60 consecutive months' W-2 compensation, less

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incentive  pay)  plus .5% of  average  final  compensation  in  excess of Social
Security covered compensation, both times years of service to a maximum of 25 years. Although benefits are integrated with Social Security, they are not subject to any deduction for Social Security or other offset amounts. The benefits payable under the plan at age 65 to the participants whose benefits were frozen are determined under the formula described above, based on their average final compensation as of March 1, 2005, times a fraction, the numerator of which is the participant's years of credited service as of March 1, 2005, and the denominator of which is the participant's years of credited service projected to age 65.

Of the NEOs, Mr. Cox was the only one who was "grandfathered" due to having attained age 55 and 10 or more years of credited service as of March 1, 2005, so he continued to accrue benefits under the plan until his retirement on April 24, 2007. Upon retiring, Mr. Cox began receiving an annual benefit under the plan that is the equivalent of a straight-life annuity of $47,234. Since he elected payment in the form of a joint and 100% survivor annuity, his annual benefit under the plan is actually $40,149. Messrs. Rechin and Spade did not participate in the First Merchants Corporation Retirement Pension Plan. The benefits accruing to Messrs. Hardwick and Connors and Ms. Bradshaw were frozen as of March 1, 2005, because they had not attained age 55 with 10 or more years of credited service as of that date. Assuming their employment continues to age 65, Messrs. Hardwick's and Connor's and Ms. Bradshaw's annual benefits under the plan, payable as a straight-life annuity, would be approximately $8,594, $7,895, and $2,712, respectively.

Mr. Cox is also the only NEO who participates in the First Merchants Corporation Supplemental Executive Retirement Plan, a defined benefit, non-qualified "excess benefit" plan that provides additional retirement benefits to designated executives whose benefits under the First Merchants Corporation Retirement Pension Plan are restricted due to the limit under Internal Revenue Code Section 401(a)(17) on the amount of compensation that can be considered for purposes of calculating pension benefits under a qualified plan (for 2007, the last year Mr. Cox accrued benefits under this plan, this amount was $225,000). The plan was closed to new participants when the First Merchants Corporation Retirement
Pension Plan was frozen. Mr. Cox and two other previously retired First Merchants executives presently receive benefits under the plan. The benefit is calculated using the First Merchants Corporation Retirement Pension Plan formula described two paragraphs above, without applying the Section 401(a)(17) limit but including non-equity incentive pay in determining average final compensation, and subtracting the benefit that is payable to the executive under the Retirement Pension Plan. Mr. Cox began receiving an annual benefit of $52,431 under the First Merchants Corporation Supplemental Executive Retirement Plan in January 2008, payable in the form of a fifteen-year certain annuity. Mr. Cox also received a lump sum payment of $34,954 in January 2008, representing benefits payable under the plan for the period following his retirement in 2007 that were deferred to 2008.

First Merchants also maintains the First Merchants Corporation Retirement and Income Savings Plan, an Internal Revenue Code Section 401(k) qualified defined contribution plan under which participating employees of First Merchants and its subsidiaries can make pre-tax contributions to the plan, up to statutory limits and limits set forth in the plan, that are currently matched by the participant's employer at the rate of 50% of the participant's pre-tax contributions to the plan, to a maximum of 6% of compensation (defined as W-2 compensation plus certain voluntary pre-tax contributions, up to the Internal Revenue Code Section 401(a)(17) maximum, which was $225,000 in 2007 and is $230,000 in 2008). Thus, the maximum matching employer contribution under the plan is generally 3% of pay (less if the participant's compensation exceeds $230,000). First Merchants made matching contributions for 2007 under the plan for NEOs Rechin, Hardwick, Connors, Spade and Bradshaw in the amounts of $6,750, $6,750, $6,615, $5,700 and $3,827, respectively. For the participants who were "grandfathered" when the First Merchants Corporation Retirement Pension Plan was frozen, including Mr. Cox, the matching employer contribution under the First Merchants Corporation Retirement and Income Savings Plan is less. First Merchants matches only 25% of their pre-tax contributions under the plan, to a maximum of 5% of compensation. For 2007, First Merchants made a matching contribution under the plan for Mr. Cox in the amount of $1,913. First Merchants also makes contributions on behalf of participants in the plan based on their years of service, currently from 2% to 7% of compensation in five-year increments (i.e., 2% for 0-4 years of service, 3% for 5-9 years of service, 4% for 10-14 years of service, 5% for 15-19 years of service, 6% for 20-24 years of service, and 7% for 25 or more years of service). The "grandfathered" participants, including Mr. Cox, are not eligible for these service-weighted contributions. For 2007, the other NEOs received service-weighted contributions as follows: Mr. Rechin, 2% of compensation, or $4,500; Mr. Hardwick, 4% of compensation, or $9,000; Mr. Connors, 3% of compensation, or $6,615; Mr. Spade, 2% of compensation, or $3,800; and Ms. Bradshaw, 3% of compensation, or $3,827. Finally, First Merchants is making "transition contributions" under the plan equal to 3% of compensation for the years 2005 through 2009, for employees who were participants in the First Merchants Corporation Retirement Pension Plan when it was frozen and who had attained age 45 with 10 or more years of credited service as of March 1, 2005 (other than the "grandfathered" participants). None of the NEOs is eligible for a transition contribution under the plan. Employee pre-tax contributions under the plan are always fully vested, while matching, service-weighted and transition contributions vest 20% after each year of service.

In 2006, the Compensation and Human Resources Committee engaged Mercer Human Resource Consulting to make plan design recommendations for a new defined contribution supplemental employee executive retirement plan, in view of the fact that the primary retirement plan for all of the executive officers other than Mr. Cox is now a Section 401(k) defined contribution plan rather than a defined benefit plan. Based on Mercer's recommendations, the Committee established the First Merchants Corporation Defined Contribution Supplemental Executive Retirement Plan, effective as of January 1, 2006. Like the existing defined benefit Supplemental Executive Retirement Plan covering Mr. Cox, the Defined Contribution Supplemental Executive Retirement Plan is intended to provide additional retirement benefits to designated executives whose benefits under First Merchants' qualified retirement plan - in this case the First Merchants Corporation Retirement and Income Savings Plan - are restricted due to the limit under Internal Revenue Code Section 401(a)(17) on the amount of compensation that can be considered for purposes of calculating pension benefits under a qualified plan ($225,000 in 2007 and is $230,000 in 2008). The Committee has designated Mr. Rechin as the sole initial participant in the Defined Contribution Supplemental Executive Retirement Plan, effective as of January 1, 2006. Based on Mercer's recommendation, the Committee established the employer contribution for Mr. Rechin under the plan at 12% of his annual compensation, including his base salary and his non-equity incentive pay. Mercer calculated that, if Mr. Rechin continues to be employed by First Merchants until his normal retirement age, this contribution will provide an income replacement ratio of approximately 35%, based on a 7% return on the plan's investments. Mercer determined, based on its review of retirement benefits paid to executives holding similar positions at peer companies in the banking industry, that this income replacement ratio would be competitive with the industry. Mr. Rechin's benefit under the plan is subject to a 5 year "cliff" vesting provision. He is not permitted to make employee contributions under the plan. First Merchants' contribution for 2007 to this plan on behalf of Mr. Rechin was $50,856.

Termination of Employment and Change of Control Arrangements. Although, in general, First Merchants does not have employment agreements with the Named Executive Officers or any of its other employees, who are all deemed to be "at will" employees, it does have "double trigger" change of control agreements with certain of its key executives, including each of the NEOs. First Merchants believes that change of control agreements are in the best interests of First Merchants and its shareholders, because they encourage key executives to remain with First Merchants and continue to act in First Merchants' and shareholders' interests in the event of a proposed acquisition or other change of control situation in which they might otherwise be influenced by the uncertainties of their own circumstances. A "double trigger" change of control agreement is one under which severance benefits are payable only if: (1) a change of control occurs; and (2) the executive's employment is terminated or constructively terminated following the change of control (under First Merchants' agreements, this termination must occur within 24 months following the change of control for the agreement to apply). No benefits are payable under the agreements in the event of the executive's voluntary retirement, death or disability, or if the executive's employment is terminated for cause. The definitions of "change of control" and "constructive termination" as used in these agreements are contained on page 23 of this proxy statement, under "Termination of Employment and Change of Control Arrangements." Payments under the change of control agreements are based on a multiple of the sum of the executive's annual base salary at the time of receiving notice of termination and the executive's largest annual non-equity incentive payment under the Senior Management Incentive Compensation Program during the two years preceding the date of termination. This multiple is 2.99 for Messrs. Rechin and Hardwick, and 1.50 for Messrs. Connors and Spade and Ms. Bradshaw. The aggregate of the lump sum severance benefit amounts that would have been payable to key executives under all of First Merchants' existing change of control agreements, if both of the triggering events had occurred on December 31, 2007, totals less than two percent of First Merchants' market capitalization. The change of control agreements were not entered into in response to any effort to acquire control of First Merchants, and the Board is not aware of any such effort. Because they represent such a small percentage of First Merchants' market capitalization, the Board does not believe that the existence of these agreements would discourage any such effort.

The only other existing agreement or arrangement providing for payment(s) at, following, or in connection with the termination of a NEO's or other senior manager's employment is the agreement that the Board approved on January 23, 2007, concerning Mr. Cox's retirement as the President and CEO of First Merchants on April 24, 2007. The details of that agreement are set forth in more detail on page 24 of this proxy statement, under "Termination of Employment and Change of Control Arrangements."

Summary Compensation Table

The following table provides information concerning all of the plan and non-plan compensation paid to the NEOs for 2006 and 2007.

                           Summary Compensation Table
---------------------------- ----- ---------- ---------- ---------- ---------- --------------- ------------ ------------ ----------
                                                                                                Change in
                                                                                                 pension
                                                                                                value and
                                                                                               non-qualified
                                                                                 Non-equity     deferred
                                                         Stock      Option       incentive     compensation   All other
Name and Principal position  Year  Salary<f1> Bonus<f2>  awards<f3> awards<f3>      plan       earnings<f5> compensation<f6>Total
                                                                               compensation<f4>
---------------------------- ----- ---------- ---------- ---------- ---------- --------------- ------------ ------------ ----------
Michael L. Cox
 President and Chief         2006  $361,887  $      0    $25,268    $32,766        $4,793      $205,052      $27,918     $657,684
 Executive Officer           2007   111,962         0     60,208     40,621        24,947       210,608       12,740      461,086

Michael C. Rechin
  Executive Vice President   2006   280,288   100,100     14,864     21,844         3,300             0       51,788      472,184
  and Chief Operating        2007   309,423         0     57,833     83,434        69,620             0       69,270      589,580
  Officer

Mark K. Hardwick
  Executive Vice President   2006   193,699         0     14,864     19,113        19,950         2,495       15,434      265,555
  and Chief Financial        2007   206,077         0     35,527     44,558        41,800         1,555       20,182      349,699
  Officer

Robert R. Connors
  Senior Vice President and  2006   185,704         0     10,405     10,922        16,398         4,695       12,310      240,434
  Chief Information Officer  2007   190,662         0     24,243     25,256        37,479         3,689       16,374      297,703

David W. Spade
  Senior Vice President and  2006   164,327         0     10,405          0        12,800             0       10,568      198,100
  Chief Credit Officer       2007   175,000         0     19,547     11,513        30,188             0       12,392      248,640

Jami L. Bradshaw
  Senior Vice President and  2006   100,385         0      2,973          0         6,765         1,026        5,675      116,824
  Chief Accounting Officer   2007   119,878         0      8,044      5,757        20,760           684        8,958      164,081
---------------------------- ----- ---------- ---------- ---------- ---------- --------------- ------------ ------------ ----------

<f1> The amounts  shown in the Salary  column for 2006 are the  aggregate of the executive's base salary, service award and Christmas gift. For Mr. Cox, these were $355,000, $60 and $6,827, respectively; for Mr. Rechin, these were $275,000, $0 and $5,288, respectively; for Mr. Hardwick, these were $190,000, $45 and $3,654, respectively; for Mr. Connors, these were $182,200, $0 and $3,504, respectively; for Mr. Spade, these were $161,250, $0 and $3,077, respectively; and for Ms. Bradshaw, these were $98,458, $0 and $1,927, respectively. The service awards and Christmas gifts were discontinued for 2007.

<f2> First  Merchants  paid Mr.  Rechin a signing  bonus of $100,000 when he was hired in November 2005, to offset a bonus that he would have received from his previous employer had he not left its employment. This signing bonus was paid to Mr. Rechin in early 2006. The other $100 was paid to Mr. Rechin under a customer referral program. No bonuses were paid to any of the other NEOs during 2006 or 2007 except as part of a non-equity incentive plan.

                                    Page 16

<f3> A  discussion  of the  assumptions  used in  calculating  these  values  is contained in Note 60 to the 2007 audited financial statements, on page 60 of First Merchants' Annual Report.

<f4> The amounts shown in the Non-equity  Incentive Plan Compensation column are payments under the First Merchants Corporation Senior Management Incentive Compensation Program for 2006 and 2007 performance that were paid in February 2007 and February 2008, respectively.

<f5> The amounts shown in the Change in Pension Value and Nonqualified  Deferred
     Compensation Earnings column for Messrs. Hardwick and Connors and Ms. Bradshaw are the changes in the actuarial present value of their frozen benefits under the First Merchants Corporation Retirement Pension Plan for 2006 and 2007. For Mr. Cox, the amount shown for 2006 is the sum of the increase in the actuarial present value of his benefits under the First Merchants Corporation Retirement Pension Plan ($78,517) and the increase in the actuarial present value of his benefits under the First Merchants Corporation Supplemental Executive Retirement Plan ($126,535). The amount shown for 2007 is the sum of the increase in the actuarial present value of Mr. Cox's benefits under the First Merchants Corporation Retirement Pension Plan ($91,162) and the increase in the actuarial present value of his benefits under the First Merchants Corporation Supplemental Executive Retirement Plan ($119,446). Mr. Cox began receiving monthly benefits under the First Merchants Corporation Retirement Pension Plan in May 2007 and under the First Merchants Corporation Supplemental Executive Retirement Plan in January 2008. Messrs. Rechin and Spade have not participated in any defined benefit plan or other actuarial pension plan maintained by First Merchants. No NEO received above-market or preferential earnings on deferred compensation during 2006 or 2007.

<f6> First  Merchants  made  matching   contributions  to  the  First  Merchants
     Corporation Retirement and Income Savings Plan for the benefit of the NEOs in the following amounts for 2006 and 2007, respectively: Mr. Cox - $2,750 and $1,913; Mr. Rechin - $6,600 and $6,750; Mr. Hardwick - $6,600 and
     $6,750; Mr. Connors - $6,433 and $6,615; Mr. Spade - $5,028 and $5,700; and
     Ms. Bradshaw - $2,954 and $3,827. First Merchants made service-weighted employer contributions to the First Merchants Corporation Retirement and Income Savings Plan for the benefit of the NEOs in the following amounts for 2006 and 2007, respectively: Mr. Cox - $0 and $0; Mr. Rechin - $4,400 and $4,500; Mr. Hardwick - $6,694 and $9,000; Mr. Connors - $4,289 and
     $6,615;  Mr.  Spade - $3,352  and  $3,800;  and Ms.  Bradshaw  - $1,969 and
     $3,827. First Merchants also made contributions to the First Merchants Corporation Defined Contribution Supplemental Executive Retirement Plan in 2006 and 2007 for the benefit of Mr. Rechin in the amounts of $33,396 and $50,896, respectively. During 2006, Mr. Cox was the only NEO whose compensation included perquisites in the aggregate amount of $10,000 or more. The aggregate amount of his perquisites and other personal benefits for 2006 totaled $21,740, including personal use of a company-owned car, payment of country club dues, automobile insurance premiums and medical and travel expenses. During 2007, none of the NEOs received perquisites in the aggregate amount of $10,000 or more. Mr. Cox received a retirement gift from First Merchants upon his retirement in April 2007, which had a value of $9,797. The other amounts shown in the All Other Compensation column include the dollar value of life insurance premiums and dividends on restricted stock awards paid to or for the benefit of each of the NEOs during 2006 and 2007.

First Merchants does not have employment agreements with any of the NEOs.

Grants of Plan-based Awards Table

The following table provides information concerning all of the grants of plan-based awards made to the NEOs for 2007, which included non-equity incentive pay and awards of restricted stock and stock options.

                               Grants of Plan-Based Awards for 2007 Fiscal Year
---------------------------------------------------------------------------------------------------------------
                                                                  All other     All other
                                                                  option        option          Exercise
                                                                  awards;       awards;         or base         Grant date
                                                                  Number        Number of       price of        fair value
                                  Estimated future payouts        of shares     securities      option          of stock
      Name         Grant          under Non-equity incentive      of stock      underlying      awards          and option
                   Date              plan awards<f1>              or units      options         (per share)     awards
-------------------------- ------------------------------         ----------    ----------      ----------      ------------
                            Threshold   Target   Maximum
------------------- ------- -------- ---------- ----------        ----------    ----------      ----------      ------------
Michael L. Cox
                      --      $0      $52,083   $104,166


                      --       0      146,250    292,500
Michael C. Rechin   2/8/07                                        3,000                           $26.31           $78,930
                    2/8/07                                                        12,000                            64,541

                      --       0       83,600    167,200
Mark K. Hardwick    2/8/07                                        2,400                            26.31            63,144
                    2/8/07                                                         8,000                            51,633

                      --       0       57,660     98,022
Robert R. Connors   2/8/07                                        1,600                            26.31            42,096
                    2/8/07                                                         4,500                            29,043

                      --       0       52,500     89,250
David W. Spade      2/8/07                                        1,000                            26.31            26,310
                    2/8/07                                                         4,000                            25,816

                      --       0       37,500     63,750
Jami L. Bradshaw    2/8/07                                          600                            26.31            15,786
                    2/8/07                                                         2,000                            15,256
------------------- ------- -------- ---------- ----------        ----------    ----------      ----------      ------------

<f1> The  amounts  shown  in  the  Estimated  Future  Payouts  under  Non-equity
     Incentive Plan Awards column are the range of payouts for targeted performance under the First Merchants Corporation Senior Management Incentive Compensation Program for 2007, as described in the Section entitled "Non-equity Incentive Pay" in the Compensation Discussion and Analysis. The payments made in February 2008 for 2007 performance under the Program are shown in the Non-equity Incentive Plan Compensation column of the Summary Compensation Table on page 16 of this proxy statement.

The compensation programs under which the grants in the above Grants of Plan-Based Awards Table were made are generally described in the Compensation Discussion and Analysis, on pages 12-13 of this proxy statement, and include the Senior Management Incentive Compensation Program, a non-equity incentive plan, and the Long-term Equity Incentive Plan, which provides for stock option grants and restricted stock awards. The following is a summary of material factors that will assist in an understanding of the information disclosed in the Grants of Plan-Based Awards Table.

Under the Senior Management Incentive Compensation Program, each of the NEOs was given goals at the beginning of 2007, consisting of a target or targets, and in some cases, personal objectives, which upon being met, entitled the executive to receive a payout following the end of the year of 100% of a pre-determined percentage of the executive's base salary. The schedules containing the targets also included thresholds, at which the executive became entitled to 30% of the pre-determined percentage and below which no payout would be made, as well as maximum payouts equal to 200% of the pre-determined percentage, or in some cases, 170%. The amounts earned under the program for 2007 were paid out in February 2008.

Under the Long-term Equity Incentive Plan, awards of stock options and restricted stock were granted to each of the NEOs in February 2007, except that no awards were made to Mr. Cox because he retired in April 2007. This was in accordance with the terms of the retirement agreement between the Board and Mr. Cox, which is described in more detail on page 24 of this proxy statement, under "Termination of Employment and Change of Control Arrangements." In most cases, the number of stock options awarded to each executive was approximately 3-4 times the number of shares of restricted stock awarded to the executive. The aggregate number of equity awards to each executive was roughly commensurate with the executive's position and level of responsibilities. The exercise price for the stock options was the closing price on the date the options were granted, February 8, 2007. The stock options will vest and become exercisable two years after the date they were granted or, if earlier, on the date the executive's employment terminates on account of retirement, death or disability. The restricted stock will vest, giving the executive complete ownership rights, if the executive is still employed by First Merchants three years after the date of the award of the executive's employment terminates in less than three years on account of retirement, death or disability. The restricted stock will partially vest if the executive's employment is involuntarily terminated without "cause," the number that will vest being a fraction of the shares awarded, the numerator of which is the number of full years that have elapsed between the date of the award and the date of termination and the denominator of which is three. Notwithstanding the restrictions on the stock, the executive is entitled to vote the shares and to receive the dividends thereon. The normal dividend rate applies to the restricted shares; the rate is not preferential.

Outstanding Equity Awards at Fiscal Year-end Table

The following table provides information concerning unexercised stock options, restricted stock awards that have not vested, and equity incentive plan awards for each of the NEOs outstanding as of the end of First Merchants' 2007 fiscal year.

                Outstanding Equity Awards at Fiscal Year-End 2007
     ------------------ ---------------------------------------------------- -------------------------
            Name                           Option Awards                           Stock Awards
     ------------------ ------------- -------------- ------------ ---------- ------------ ------------
                         Number of      Number of       Option      Option    Number of     Market
                         securities    securities      exercise   expiration  shares or     value of
                         underlying    underlying        price       date     units of      shares or
                        unexercised    unexercised                            stock that    units of
                          options      options<f1>                            have not      stock that
                                                                              vested<f2>    have not
                        (Exercisable) (Unexercisable)                                       vested
     ------------------ ------------- -------------- ------------ ---------- ------------ ------------

       Michael L. Cox       5,729                      $24.80      07/31/08
                           11,575                       19.65      07/29/09
                           11,573                       18.28      07/01/10
                           11,576                       19.73      07/01/11
                           13,781                       26.93      07/01/12
                           13,127                       23.46      07/01/13
                           15,000                       25.60      07/01/14
                           20,000                       26.70      09/01/15
                           12,000                       25.14      02/10/16
                            1,157                       24.03      07/01/17

      Michael C. Rechin                                                         5,667      $123,767
                           10,000                       25.90      11/21/15
                                          8,000         25.14      02/10/16
                                         12,000         26.31      02/08/17

      Mark K. Hardwick                                                          4,400        96,096
                             694                        19.65      07/29/09
                             578                        18.28      07/01/10
                           1,736                        19.73      07/01/11
                           4,409                        26.93      07/01/12
                           5,249                        23.46      07/01/13
                           6,000                        25.60      07/01/14
                          10,000                        26.70      09/01/15
                                          7,000         25.14      02/10/16
                                          8,000         26.31      02/08/17

      Robert R. Connors                                                         3,000        65,520
                           3,307                        25.33      08/26/12
                           5,249                        23.46      07/01/13
                           6,000                        25.60      07/01/14
                           8,000                        26.70      09/01/15
                                          4,000         25.14      02/10/16
                                          4,500         26.31      02/08/17

      David W. Spade                                                            2,400       $52,416
                                          4,000        $26.31      02/08/17

      Jami L. Bradshaw                                                          1,000        21,840
                            420                         23.46      07/01/13
                            800                         25.60      07/01/14
                          1,000                         26.70      09/01/15
                                          2,000         26.31      02/08/17
     ------------------ ------------- -------------- ------------ ---------- ------------ ------------

                                    Page 19

<f1> Options were granted to Messrs.  Rechin,  Hardwick,  Connors, Spade and Ms.
     Bradshaw  to  purchase  12,000,  8,000,  4,500,  4,000  and  2,000  shares, respectively, of First Merchants common stock under the Long-term Equity Incentive Plan on February 8, 2007, which will vest on February 8, 2009. All of these options will also vest on the date the executive's employment terminates on account of retirement, death or disability, if earlier than the normal vesting dates. As a non-employee director, Cox was granted an option to purchase 1,157 shares of First Merchants common stock under the Long-term Equity Incentive Plan on July 1, 2007, which vested on January 1, 2008.

<f2> Messrs. Rechin,  Hardwick,  Connors and Spade and Ms. Bradshaw were awarded
     2,000, 2,000, 1,400, 1,400 and 400 restricted shares, respectively, under First Merchants' Long-term Equity Incentive Plan on February 10, 2006. These shares will vest on February 10, 2009. Messrs. Rechin, Hardwick, Connors and Spade and Ms. Bradshaw were also awarded 3,000, 2,400, 1,600, 1,000 and 600 restricted shares, respectively, under the Long-term Equity Incentive Plan on February 8, 2007. These shares will vest on February 8, 2010. In addition, Mr. Rechin was awarded 2,000 restricted shares under the Long-term Equity Incentive Plan on December 22, 2005, of which 666 shares vested on December 22, 2006, 667 shares vested on December 22, 2007, and 667 shares will vest on December 22, 2008.

Option Exercises and Stock Vested Table

The following table provides information concerning each exercise of stock options and each vesting of stock, including restricted stock and restricted stock units, during First Merchants' 2007 fiscal year for each of the NEOs.

                                            Option Exercises and Stock Vested During Fiscal Year 2007
                      ----------------------- ---------------------------- ---------------------------
                                                        Option awards             Stock awards
                               Name


                                              ---------------------------- ---------------------------

                                                Number of        Value       Number of       Value
                                                  shares       realized       shares       realized
                                               acquired on    on exercise   acquired on       on
                                                 exercise                   vesting<f1>   vesting<f1>
                      ----------------------- --------------- ------------ -------------- ------------
                      Michael L. Cox              6,078         $18,903        4,251       $101,749
                      Michael C. Rechin               0               0          667         15,294
                      Mark K. Hardwick                0               0          460         10,892
                      Robert R. Connors               0               0          467         11,049
                      David W. Spade                  0               0           40            937
                      Jami L. Bradshaw                0               0            0              0
                      ----------------------- --------------- ------------ -------------- ------------

                                    Page 20

<f1> All of the  amounts  shown in the  Number of Shares  or Units  Acquired  on
     Vesting column for Messrs. Hardwick, Connors and Spade, and 851 of the shares shown for Mr. Cox, are deferred stock units they earned under the Senior Management Incentive Compensation Program for the 2005 fiscal year which vested at the end of the 2007 fiscal year. The amounts shown in the Value Realized on Vesting column, with respect to these deferred stock units, were paid in cash to these executives in February 2008, in accordance with the program's provisions. These payments to Messrs. Cox, Hardwick, Connors and Spade included dividends that would have been payable on an equivalent number of shares of First Merchants stock during 2006 and 2007, in the amounts of $1,566, $846, $859 and $73, respectively. The amount shown in the Number of Shares or Units Acquired on Vesting column for Mr. Rechin is the portion of the restricted stock award made to him on December 22, 2005 under the First Merchants' Long-term Equity Incentive Plan which vested on December 22, 2007. This award is further described in footnote 2 to the Outstanding Equity Awards at Fiscal Year-End 2007 Table on page 20 of this proxy statement. The amount shown in the Value Realized on Vesting column for Mr. Rechin was determined by multiplying the number of shares that vested (667) times the closing price of First Merchants stock on December 22, 2007 ($22.93).

Pension Benefits Table

The First Merchants Corporation Retirement Pension Plan (the "Pension Plan") is a qualified defined benefit pension plan that pays monthly retirement benefits to eligible employees. The benefits, computed as a straight-life annuity although other forms of actuarially-equivalent benefits are available under the plan, are based on the following formula: 1.6% of average final compensation (in general, the participant's highest 60 consecutive months' W-2 compensation, less incentive pay) plus .5% of average final compensation in excess of Social Security covered compensation, both times years of service to a maximum of 25 years. The plan was frozen, effective March 1, 2005, for participants who had not yet attained age 55 and been credited with 10 or more years of service as of that date, meaning that their accrued benefits were vested and they no longer accrued benefits under the plan, and employees who were not participating in the plan as of that date were not eligible to participate. The benefits payable under the plan at age 65 to the participants whose benefits were frozen are determined under the above formula, based on their average final compensation as of March 1, 2005, times a fraction, the numerator of which is the participant's years of service as of March 1, 2005, and the denominator of which is the participant's years of service projected to age 65. The participants who were at least age 55 with 10 or more years of service at the time the plan was frozen continued to accrue benefits under the plan until their retirement.

The First Merchants Corporation Supplemental Executive Retirement Plan (the "SERP"), a defined benefit, nonqualified "excess benefit" plan, provides additional retirement benefits to designated executives whose benefits under the Pension Plan are restricted due to the limit under Internal Revenue Code Section 401(a)(17) on the amount of compensation that can be considered for purposes of calculating pension benefits under a qualified plan. This amount was $220,000 for 2006 and $225,000 for 2007 (there are no executives accruing benefits under this plan after 2007). The benefit payable under this plan is calculated using the Pension Plan formula described in the preceding paragraph, without applying the Section 401(a)(17) limit and including non-equity incentive pay in determining average final compensation, and then subtracting the benefit which is payable to the executive under the Pension Plan. The SERP is unfunded and subject to forfeiture in the event of bankruptcy. The Corporation has established a "rabbi" trust, with the First Merchants Trust Company, National Association, a wholly-owned subsidiary of the Corporation, as the trustee. The Corporation makes annual contributions to the trust to help pay the Corporation's liabilities under the SERP, with which the trustee pays premiums on corporate-owned life insurance that is intended to help pay these liabilities.

The following table shows benefits accrued to the NEOs under the Retirement Pension Plan and the Supplemental Executive Retirement Plan as of December 31, 2007. The assumptions used in calculating the present value of a NEO's accumulated benefit are the same as those used for financial reporting purposes with respect to the Corporation's 2007 audited financial statements, assuming that the executive retires at age 65, the normal retirement age under the plan. A discussion of these assumptions is contained in Note 17 to the 2007 audited financial statements, on page 63 of the Corporation's Annual Report.

                                      Accrued Pension Benefits at Fiscal Year-End 2007
              ------------------------- ------------ -------------- ----------------- ----------------
                        Name             Plan name     Number of     Present value       Payments
                                                         years       of accumulated    during fiscal
                                                       credited      benefit as of       year 2007
                                                      service as        12/31/07
                                                          of
                                                      12/31/07<f4>
              ------------------------- ------------ -------------- ----------------- ----------------
              Michael L. Cox<f1>                         11.90          $593,851          $26,766
                                          Pension
                                           Plan
                                           SERP          11.90           714,427                0

              Michael C. Rechin<f2>         N/A            N/A               N/A              N/A

              Mark K. Hardwick<f3>        Pension         7.32            26,226                0
                                           Plan

              Robert R. Connors<f3>       Pension         2.50            67,117                0
                                           Plan

              David W. Spade<f2>            N/A            N/A               N/A              N/A

              Jami L. Bradshaw<f3>        Pension         1.17            12,032                0
                                           Plan
              ------------------------- ------------ -------------- ----------------- ----------------

<f1> Mr. Cox is the only NEO who had attained age 55 and been credited with more than 10 years of service when the Pension Plan was frozen, so he is the only NEO who continued to accrue benefits under the plan after that date until his retirement on April 24, 2007. He is also the only NEO who was designated as a participant in the defined benefit SERP. Payment of Mr. Cox's benefit under the Pension Plan commenced in May 2007, in an annual amount equal to a straight life annuity of $47,234; however, since he elected payment in the form of a joint and 100% survivor annuity, his actual annual benefit is $40,149. Payment of Mr. Cox's benefit under the SERP commenced in January 2008, payable as a 15-year certain life annuity in the annual amount of $52,431.

<f2> Messrs. Rechin and Spade were not participants in the Pension Plan.

<f3> Messrs.  Hardwick  and Connors and Ms.  Bradshaw had not attained age 55 or been credited with more than 10 years of service when the Pension Plan was frozen, so their benefits under the plan were frozen.

<f4> The NEOs' years of  credited  service  under the Pension  Plan and the SERP were one fewer than their number of actual years of service with the Corporation.

Nonqualified Deferred Compensation Table

In 2006, First Merchants established the First Merchants Corporation Defined Contribution Supplemental Executive Retirement Plan (the "Defined Contribution SERP"), a nonqualified plan that is intended to provide additional retirement benefits to designated executives whose benefits under the Corporation's qualified Internal Revenue Code Section 401(k) defined contribution plan - the First Merchants Corporation Retirement and Income Savings Plan (the "Section 401(k) Plan") - are restricted due to the limit under Internal Revenue Code
Section 401(a)(17) on the amount of compensation that can be considered for purposes of calculating pension benefits under a qualified plan. The Corporation annually credits a percentage of the participant's compensation (base salary plus non-equity incentive pay) for the plan year, as determined by the Compensation and Human Resources Committee, to a deferred benefit account established for the participant under the plan. No amount is credited to the participant's account under the Defined Contribution SERP unless the participant has made sufficient contributions to the Section 401(k) Plan for the year to entitle the participant to the maximum matching employer contributions under the
Section 401(k) Plan. Participants are not permitted to make contributions to their accounts under the Defined Contribution SERP. Participants' interests vest under the plan upon the earliest of death, disability, involuntary termination except for cause, a change of control of the Corporation, or 5 years of participation in the plan. Their account balances, including amounts credited to the accounts, adjusted for investment gain or loss, are payable in 36 monthly installments following death, disability or separation from service (the initial payments are delayed 6 months and made retroactively if made on account of separation from service). The SERP is unfunded and subject to forfeiture in the event of bankruptcy. The Corporation has established a "rabbi" trust, with the First Merchants Trust Company, National Association, a wholly-owned subsidiary of the Corporation, as the trustee. The Corporation makes annual contributions to the trust to help pay the Corporation's liabilities under the Defined Contribution SERP. While participants may request that these contributions be
invested  in  accordance   with   investment   options  made  available  by  the
Corporation, the Corporation is under no obligation to comply with such requests. The accounts' actual investment returns may differ from the returns on the investments requested by the participants. Participants may request changes in the investment options daily, by submitting written investment allocation requests to the trustee.

The following table shows the dollar amounts of contributions, earnings, withdrawals, distributions and the aggregate balances of the NEOs' deferred benefit accounts under the Defined Contribution SERP as of December 31, 2007.

                   Nonqualified Deferred Compensation in 2007
     ----------------------- ---------------- --------------- ------------ -------------- -------------------

              Name              Executive     Corporation's    Aggregate     Aggregate    Aggregate balance at
                              contributions   contributions    earnings    withdrawals/    fiscal year-end
                             in fiscal year     in fiscal      in fiscal   distributions         2007
                                  2007          year 2007      year 2007

     ----------------------- ---------------- --------------- ------------ -------------- -------------------
     ----------------------- ---------------- --------------- ------------ -------------- -------------------
     Michael L. Cox                $0          $     0        $    0            $0           $     0
     Michael C. Rechin<f1>          0           50,856         1,699             0            35,095
     Mark K. Hardwick               0               0              0             0                 0
     Robert R. Connors              0               0              0             0                 0
     David W. Spade                 0               0              0             0                 0
     Jami L. Bradshaw               0               0              0             0                 0
     ----------------------- ---------------- --------------- ------------ -------------- -------------------

<f1> Mr. Rechin is the only NEO who has been  designated as a participant in the
     Defined Contribution SERP. The Corporation credited 12 % of Mr. Rechin's compensation (base salary plus non-equity incentive pay) to his account for 2007. This amount is also reported as compensation to Mr. Rechin in the Summary Compensation Table on page 16 of this proxy statement, in the column headed "All Other Compensation."

Termination of Employment and Change of Control Arrangements

First Merchants has change of control agreements with each of the NEOs, except for Mr. Cox, whose change of control agreement terminated when he retired on April 24, 2007. These are "double trigger" change of control agreements, in that they provide for the payment of severance benefits to the executives only in the event of both a change of control of First Merchants and a termination or constructive termination of the employment of the executive within 24 months after the change of control (but no payment will be made if the termination was for cause, because of the executive's death, disability or voluntary retirement, or by the executive other than on account of constructive termination). In general, a "change of control" means an acquisition by any person of 25% or more of First Merchants' voting shares, a change in the makeup of a majority of the Board over a 24-month period, a merger of First Merchants in which the shareholders before the merger own 50% or less of First Merchants' voting shares after the merger, or approval by First Merchants' shareholders of a plan of complete liquidation of First Merchants or an agreement to sell or dispose of substantially all of First Merchants' assets. A "constructive termination" means, generally, a significant reduction in duties, compensation or benefits or a relocation of the executive's office outside of the area described in the agreement, unless agreed to by the executive.

Upon the occurrence of the two triggering events, a covered executive would be entitled, in addition to base salary and incentive compensation accrued through the date of termination, to payment from First Merchants, or its successor in the event of a purchase, merger or consolidation, of a lump sum severance benefit in an amount determined by multiplying the sum of (1) the executive's annual base salary as in effect on the date the executive receives notice of termination, and (2) the executive's largest bonus under First Merchants' Senior

Management Incentive Compensation Program during the 2 years preceding the date of termination, by 299% in the cases of Messrs. Rechin and Hardwick, and 150% in the cases of Messrs. Connors and Spade and Ms. Bradshaw. First Merchants would also pay any excise tax imposed on the executive under Section 4999 of the Internal Revenue Code on an "excess parachute payment." In addition, the executive's outstanding stock options would be cancelled; and, in lieu thereof, the executive would receive a lump sum amount equal to the bargain element value of these options, if any. The executive would also be entitled to outplacement services, reasonable legal fees and expenses incurred as a result of the termination, and life, disability, accident and health insurance coverage until the earlier of two years following the date of termination or the executive's 65th birthday. The insurance coverage would be similar to what the executive was receiving immediately prior to the notice of termination, and First Merchants would pay the same percentage of the cost of such coverage as it was paying on the executive's behalf on the date of such notice.

The following table shows the lump sum severance benefit amounts that would have been payable to the NEOs if both of the triggering events under the change of control agreements had occurred on December 31, 2007, as well as the bargain element values of their outstanding stock options on that date, the estimated values of their life, disability, accident and health insurance coverages for two years following that date, and the estimated amounts of the excise tax that would have been imposed under Section 4999 of the Internal Revenue Code on the lump sum severance payments.

                          Change of Control Agreements
   -------------------- ---------- ----------------- --------------------- --------------------- ----------------
           Name         Multiplier    Severance        Bargain Element     Estimated Values of      Estimated
                                    Benefit Amount        Values of        Insurance Coverages     Excise Tax
                                                      Outstanding Stock        for 2 years       Under IRC ss.4999
                                                           Options
   -------------------- ---------- ----------------- --------------------- --------------------- ----------------
   Michael C. Rechin      299%        $1,179,980          $    0                $20,012            $175,912
   Mark K. Hardwick       299%           749,892           7,241                 18,669             115,529
   Robert R. Connors      150%           344,519               0                 18,562                   0
   David W. Spade         150%           307,781               0                 14,328                   0
   Jami L. Bradshaw       150%           218,641               0                 13,408                   0
   -------------------- ---------- ----------------- --------------------- --------------------- ----------------

The change of control agreements were not entered into in response to any effort to acquire control of First Merchants, and the Board is not aware of any such effort.

The only other contract, agreement, plan or arrangement, whether written or unwritten, that provides for payment(s) to a NEO at, following, or in connection with any termination, including, without limitation, resignation, severance, retirement or a constructive termination of a NEO, or a change in control of First Merchants or a change in a NEO's responsibilities, is an agreement concerning Mr. Cox's retirement as the President and CEO of First Merchants which the Board approved on January 23, 2007.

Under the terms of the agreement, Mr. Cox retired as the President and CEO of First Merchants on April 24, 2007. He has provided services to First Merchants as a nonemployee consultant since his retirement, and he will continue to do so until the earlier of April 24, 2009 or the date of the 2009 annual meeting of shareholders. In his capacity as a consultant, he reports directly to Mr. Rechin and performs services as requested by Mr. Rechin. These services generally include, among other things, advice and assistance with matters relating to mergers, acquisitions and other business expansion initiatives. Mr. Cox has also continued to represent First Merchants as the Immediate Past Chairman of the Board of Directors of the Indiana Bankers Association, and as a director of the Indiana State Chamber of Commerce. These services generally do not occupy more than 50% of Mr. Cox's time. He is being paid $175,000 in the first year and $100,000 in the second year for these services, in substantially equal monthly installments. Under the agreement, Mr. Cox was nominated and elected to serve as a director of First Merchants for one additional three-year term, commencing as of the 2007 annual meeting of shareholders. The agreement provides that he will submit his written resignation as director in January 2009, effective as of the

2009 annual meeting of shareholders. Under the agreement, Mr. Cox also resigned as a director of all of First Merchants' subsidiaries and affiliates on which he was then serving, effective as of the date of his retirement.

                            COMPENSATION OF DIRECTORS

The directors of First Merchants who are employees of First Merchants or one of its subsidiaries do not receive separate compensation for their services as directors. This included Michael C. Rechin and Thomas D. McAuliffe during all of 2007 and Michael L. Cox until his retirement on April 24, 2007. Mr. Cox was also not separately compensated for his services as a director following his retirement; however, First Merchants did pay him for his consulting services during that portion of 2007 under the Agreement between Mr. Cox and the Board described on page 24 under "Termination of Employment and Change of Control Agreements."

In general, for their services in 2007, the non-employee directors received annual retainers of $15,000, plus $3,000 for each Board committee on which a director served and $2,000 for chairing a committee ($5,000 for chairing the Audit Committee). The exceptions were the Chairman and Vice Chairman of the Board, who received annual retainers of $50,000 and $35,000, respectively, but no compensation for committee service. Robert M. Smitson served as the Chairman of the Board until his retirement on April 24, 2007, after which the Vice Chairman, Charles E. Schalliol, became Chairman and the office of Vice Chairman was left vacant. Mr. Smitson's and Mr. Schalliol's retainers were pro-rated based on the portions of 2007 each held those offices. William L. Hoy was elected by the Board as a director on October 23, 2007 to fill a vacancy caused by an increase in the number of directors. His retainer was pro-rated based on his service for the remainder of 2007.

Effective August 1, 2007, First Merchants established the 2007 Directors' Deferred Compensation Plan, an unfunded deferred compensation arrangement under which the non-employee directors of First Merchants and the non-employee directors of certain affiliates of First Merchants may elect to defer until a future date all or a portion of the fees payable to them for their services as directors. An account is maintained for each participant in the Plan, to which deferred fees and interest are credited quarterly, at an interest rate equal to the greater of the Fed Funds Rate or the five-year Treasury Interest Rate as of the first business day of the quarter, but not to exceed 120% of the Applicable Long Term Federal Rate for monthly compounding. First Merchants has established a "rabbi trust," to which it contributes to provide itself with a source of funds to assist in meeting its liabilities under the Plan; however, First Merchants' obligations under the Plan remain an unsecured, unfunded promise to pay benefits to the participants in accordance with the Plan's provisions.

In accordance with the Long-term Equity Incentive Plan, each non-employee director who was serving in that capacity on July 1, 2007 was granted an option on that date to purchase 1,157 shares of First Merchants common stock at an option price of $24.03 per share, the market price on that date.

The following table contains information concerning the compensation paid to First Merchants' directors, other than Messrs. Rechin and McAuliffe, for their services as directors for 2007. Messrs. Smitson and Hoy were not serving as directors on July 1, 2007 and thus were not eligible for stock options under the Long-term Equity Incentive Plan.

                                               Director Compensation for 2007 Fiscal Year
              ----------------------------- --------------- -------------- ------------------- ------------------
                                             Fees earned       Option          All Other             Total
                          Name                or paid in    awards<f1><f2>    Compensation
                                                 cash
              ----------------------------- --------------- -------------- ------------------- ------------------
              Richard A. Boehning<f3>          $23,000         $2,347                0              $25,347
              Thomas B. Clark<f4>               26,000          2,347                0               28,347
              Michael L. Cox<f6>                     0          2,347          116,668              119,015
              Roderick English                  18,000          2,347                0               20,347
              Jo Ann M. Gora                    18,000          2,347                0               20,347
              William L. Hoy<f3>                 2,836              0                0                2,836
              Barry J. Hudson<f3><f5>           51,000          2,347                0               53,347
              Charles E. Schalliol             $46,250         $2,347                0              $48,597
              Robert M. Smitson                 15,833              0                0               15,833
              Terry L. Walker<f4>               18,000          2,347                0               20,347
              Jean L. Wojtowicz                 26,000          2,347                0               28,347
              ----------------------------- --------------- -------------- ------------------- ------------------

<f1> The dollar amounts shown for option awards  represent the dollar amounts of those awards recognized for financial statement reporting purposes for 2007 in accordance with FAS 123R. A discussion of the assumptions used in calculating these values is contained in Note 16 to the 2007 audited financial statements, on page 60 of First Merchants' Annual Report.

<f2> As of the end of 2007  fiscal  year,  the  non-employee  directors  had the following aggregate number of option awards outstanding: Mr. Boehning - 6,942; Mr. Clark - 11,454; Mr. Cox - 103,521; Mr. English - 3,471; Dr. Gora
     - 3,471;  Mr. Hoy - 0; Mr.  Hudson - 15,321;  Mr.  Schalliol  - 3,471;  Mr.
     Smitson - 10,297; Mr. Walker - 1,157; and Ms. Wojtowicz - 4,628.

<f3> Mr.  Boehning also received an $11,550  retainer  (which was fully deferred under an unfunded deferred compensation plan) and life insurance coverage in the amount of $6,000 for his services as a director of Lafayette Bank and Trust Company, National Association, a wholly owned subsidiary of First Merchants, in 2007. This retainer was pro-rated due to his retirement as a Lafayette Bank director on July 31, 2007. Mr. Hoy was paid $4,100 for his services as a director of Commerce National Bank, a wholly owned subsidiary of First Merchants, in 2007. Mr. Hudson was paid $3,000 in 2007 (of which he deferred $1,089 under an insurance-funded deferred compensation plan) for his services as Chairman of the Board of Directors of First National Bank of Portland, a wholly owned subsidiary of First Merchants, until First National was merged into First Merchants Bank, National Association, another wholly owned subsidiary of First Merchants, on April 1, 2007.

<f4> Mr.  Clark  and  Mr.  Walker  deferred   payment  of  $19,500  and  $9,000,
     respectively, of their fees earned in 2007, under the provisions of the 2007 Directors' Deferred Compensation Plan described on page 25 of this proxy statement.

<f5> In addition to fees earned in 2007  totaling  $18,000,  Mr. Hudson was paid
     $33,000 in 2007 for his services as a non-employee director in 2005 and 2006, for which he had not previously received payment due to an oversight.

<f6> Mr. Cox was paid  $116,668 in 2007 for his services as a  consultant  under the Agreement between Mr. Cox and the Board described on page 24 of this proxy statement, under "Termination of Employment and Change of Control Agreements."

VOTING ITEM 2 - PROPOSAL TO APPROVE THE FIRST MERCHANTS CORPORATION EQUITY COMPENSATION PLAN FOR NON-EMPLOYEE DIRECTORS

First Merchants' shareholders are asked to approve the First Merchants Corporation Equity Compensation Plan for Non-Employee Directors (the "Plan"). If approved, the Plan will provide that at least one-half of the compensation payable to non-employee directors must be in restricted shares of First Merchants common stock instead of cash. The following background information and summary of the major features of the Plan are subject to the specific provisions contained in the full text of the Plan set forth in Appendix A.

Background Information

In 2007, the Compensation and Human Resources Committee undertook a review of First Merchants non-employee director compensation, studying current trends in director compensation including information regarding other public companies' fee arrangements compiled by consulting firms and/or disclosed in recently filed proxy statements. The data showed that non-employee director compensation has increased significantly within the past few years in recognition of the substantial increases in time and effort and levels of personal responsibility and financial risk demanded of public company directors, underlining the importance of attracting the most qualified candidates. Further, under prevailing corporate governance best practices, non-employee director compensation now generally includes an element of equity-based as well as cash compensation, in order to further align director pay with company stock performance. Based on its review, the Committee recommended and the Board approved, a restructured non-employee director compensation program. The first element of the program became effective January 1, 2008. The non-employee directors' annual retainers were increased to $40,000 ($75,000 for the Chairman of the Board) - a level comparable to peer public companies including, in particular, other financial holding companies. In recognition of their additional responsibilities, the Audit Committee Chairman receives an additional $10,000 and other Committee Chairmen an additional $5,000 (except for the Chairman of the Board, who doesn't receive additional pay for serving as a Committee Chairman). Directors do not receive additional amounts for serving on Board Committees or for attending meetings.

The second element of the program, if approved by the shareholders at the 2008 annual meeting, will provide for payment of at least one-half of non-employee director compensation in restricted shares of First Merchants common stock instead of cash. Under NASDAQ Marketplace Rules, this provision for payment of part of the directors' compensation in the form of First Merchants common stock must be approved by the shareholders before it can be implemented. If the shareholders do not approve the First Merchants Corporation Equity Compensation Plan for Non-Employee Directors, the non-employee directors will continue to receive all of their compensation, as described in the immediately preceding paragraph, in the form of cash.

Purpose of First Merchants Corporation Equity Compensation Plan for Non-Employee Directors

The Plan is intended to be beneficial to First Merchants and its shareholders, in that non-employee directors will have a greater personal financial stake in First Merchants through the payment of a significant portion of their compensation in First Merchants common stock. This will underscore the non-employee directors' common interest with shareholders in increasing the long-term value of First Merchants common stock.

Key Terms

Effective Date             April 29, 2008

Participant                Any member of the First Merchants Board who is not
                           an  employee  of  First  Merchants or  any of  its
                           subsidiaries.

Compensation               Any retainer, fee or other payment  of any kind to
                           which a Participant is entitled for  services as a
                           non-employee  director  of  First  Merchants,  but
                           excluding any stock  option  granted  under  First
                           Merchants' Long-term Equity Incentive Plan.

Restricted Share           A share of First Merchants  common  stock  that is
                           nontransferable  and subject to a substantial risk
                           of forfeiture.

Shares Authorized          500,000 shares (approximately 2.8% of  outstanding
                           shares)  over  10   years,  subject  to  automatic
                           adjustment  in the event of a  stock  split, stock
                           dividend, recapitalization or similar event.

                                    Page 27

Payment Date               Quarterly in arrears, as  of the last business day
                           of the calendar quarter.

Plan Termination April 29, 2018, unless terminated earlier by the Board.

Compensation Payable in Restricted Shares

All Participants will receive a fraction of their Compensation - not less than one-half - in Restricted Shares, effective for Compensation payable for calendar quarters ending after the Effective Date; i.e., commencing as of the second quarter of 2008. The Board will determine this fraction from time-to-time and, in the absence of such determination, the fraction will be one-half. Thus, if the fraction is one-half, a Participant who is entitled to a $40,000 annual retainer will receive $20,000 in cash and $20,000 in Restricted Shares. The number of Restricted Shares to be issued each quarter will be determined on the basis of their fair market value as of the Payment Date; that is, the last reported sale price of a share of First Merchants stock on that date, or if no sale took place, the last reported sale price of a share on the most recent day on which a sale of a share of stock took place as reported by NASDAQ or a national securities exchange on which First Merchants stock is listed on such date.

Restrictions on Shares

Restricted Shares issued under the Plan will be nontransferable by the Participant and subject to a substantial risk of forfeiture until the earliest of the following dates: (i) the third anniversary of the date the shares were issued if, as of the date the restrictions are to lapse, the Participant has continued to serve as a non-employee director from the date as of which the shares were issued to the date of lapse; (ii) the date of the Participant's retirement as a member of the Board after he or she has attained age 55; (iii) the date of the Participant's death; (iv) the date the Participant is determined to be totally and permanently disabled, as defined in Internal Revenue Code
Section 22(e)(3); or (v) the date of a Change of Control, as defined in the Long-term Equity Incentive Plan. In the event a Participant's service as a non-employee director terminates prior to the date the restrictions lapse, the shares still subject to the restrictions will be forfeited. The Participant will be deemed to be the beneficial owner of the Restricted Shares issued under the Plan unless and until they are forfeited. As the beneficial owner, the Participant will have all rights of beneficial ownership in such shares including the right to vote the shares and receive all dividends and other distributions paid or made with respect thereto.

Deferral of Compensation Payable in Restricted Shares

A Participant may elect to defer payment of all or part of his or her Compensation that is payable in Restricted Shares, in accordance with the provisions of the 2007 Directors' Deferred Compensation Plan described on page 25 of this proxy statement. An account will be established for a Participant who makes this election, which account: (a) will be credited with deferred stock units in lieu of the Restricted Shares otherwise issuable to the Participant;
(b) will be credited with earnings each quarter, based on the deferred stock unit balance in the account, equal to the dividends that would be payable on an equivalent number of shares of First Merchants common stock; (c) will not be deemed to be beneficially owned by the Participant or convey any voting rights to the Participant until distributed to the Participant; (d) will be distributed to the Participant on the payment date elected by the Participant in a lump sum in shares of First Merchants stock.

Amendment and Termination of Plan

The Plan may be amended at any time by resolution of the Board, but no amendment will be effective without shareholder approval if such shareholder approval is required by law or by the rules of NASDAQ or any national securities exchange on which First Merchants stock is listed. Any such amendment must comply with applicable laws and regulations. The Plan will terminate on April 29, 2018, which is 10 years from the date of the 2008 annual meeting of shareholders, unless earlier terminated by resolution of the Board.

Benefits Payable to Non-Employee Directors under Plan

The following table indicates the total compensation that is expected to be paid to First Merchants' non-employee directors in 2008, including the portion of this compensation that would have been payable under the Plan in Restricted Shares instead of cash had the Plan been in effect for all of 2008. However, because shareholder approval is required, the Plan cannot become effective until the second quarter of 2008. Each director's total compensation is based on the director's status as a First Merchants director and as a Committee Chairman as of the date of this proxy statement. Because the number of shares to be issued under the Plan depends on the fair market value of First Merchants common stock on the date the shares are earned, the number of shares payable to non-employee directors is not determinable at this time. For purposes of illustration, the number of shares set forth in the table below was determined by using the closing price of First Merchants common stock on December 31, 2007, which was $21.84.

                                New Plan Benefits
               Equity Compensation Plan for Non-Employee Directors
         ---------------------------- ---------------- ------------------- ---------------- -----------------
                                       Dollar Value        Shares of        Fees Paid in         Total
                    Name               of Restricted    Restricted Stock        Cash          Compensation
                                          Shares
         ---------------------------- ---------------- ------------------- ---------------- -----------------
         Richard A. Boehning<f1>         $ 7,316               335             $ 7,315           $14,631
         Thomas B. Clark                  22,500             1,030              22,500            45,000
         Roderick English                 20,000               916              20,000            40,000
         Jo Ann M. Gora                   20,000               916              20,000            40,000
         William L. Hoy                   20,000               916              20,000            40,000
         Barry J. Hudson                  20,000               916              20,000            40,000
         Charles E. Schalliol             37,500             1,719              37,500            75,000
         Terry L. Walker<f1>              21,687               993              21,687            43,374
         Jean L. Wojtowicz                25,000             1,145              25,000            50,000
         Executive Officers as a               0                 0                   0                 0
         Group

         Non-Employee Directors as       194,003             8,886             194,002           388,005
         a Group

         Non-Executive Officer
         Employees as a Group                  0                 0                   0                 0
         ---------------------------- ---------------- ------------------- ---------------- -----------------

<f1> Mr.  Boehning  will  retire as a director of First  Merchants  on April 29,
     2008, the date of the 2008 annual meeting of shareholders. He presently serves as Chairman of the Executive Committee of the Board. Mr. Walker will become Chairman of the Executive Committee upon Mr. Boehning's retirement.

Shareholder Vote Required to Approve the First Merchants Corporation Equity Compensation Plan for Non-Employee Directors

The Plan will be approved if it receives the favorable vote of a majority of the shares present and voting at the annual meeting of shareholders. Abstentions and broker non-votes will be considered neither a vote "for" nor "against."

Equity Compensation Plan Information

The following table provides information about First Merchants common stock that may be issued under equity compensation plans, other than the Plan, to employees or non-employees (such as non-employee directors) of First Merchants as of December 31, 2007.

                      Equity Compensation Plan Information
------------------------------------ --------------------- --------------------- ----------------------------------
         Plan Category               Number of
                                     securities to be                            Number of securities remaining
                                     issued upon           Weighted average      available for future issuance
                                     exercise of           exercise price of     under
                                     outstanding           outstanding           equity compensation plans
                                     options, warrants     options, warrants     (excluding securities reflected
                                     and rights            and rights            in first column)
------------------------------------ --------------------- --------------------- ----------------------------------
                                          1,018.076               $24.37                     400,000<f1>
Equity compensation plans approved
     by shareholders

Equity compensation plans not
    approved by shareholders<f2>             36,354                22.33
                                           --------              -------
    Total                                 1,054,430               $24.30                     400,000<f1>
------------------------------------ --------------------- --------------------- ----------------------------------

<f1> This number does not include shares remaining available for future issuance under the 1999 Long-term Equity Incentive Plan, which was approved by First Merchants' shareholders at the 1999 annual meeting. The aggregate number of shares that are available for grants under that Plan in any calendar year is equal to the sum of: (a) 1% of the number of First Merchants common shares outstanding as of the last day of the preceding calendar year; plus
     (b) the number of shares that were available for grants, but not granted, under the Plan in any previous year; but in no event will the number of shares available for grants in any calendar year exceed 1 1/2% of the number of First Merchants common shares outstanding as of the last day of the preceding calendar year. The 1999 Long-term Equity Incentive Plan will expire in 2009.

<f2> The only plan  reflected  above that was not  approved by First  Merchants'
     shareholders relates to certain First Merchants Corporation Stock Option Agreements ("Agreements"). These Agreements provided for non-qualified stock options of First Merchants common stock to be awarded between 1995 and 2002 to each director of First Merchants Bank, National Association (the "Bank"), who, on the date of the grants: (a) was serving as a director of the Bank; (b) was not an employee of First Merchants, the Bank, or any of First Merchants' other affiliated banks or the non-bank subsidiaries; and (c) was not serving as a director of First Merchants. The exercise price of the shares was equal to the fair market value of the shares upon the grant of the option. Options became 100% vested when granted and are fully exercisable six months after the date of the grant, for a period of ten years.

THE BOARD RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE PROPOSAL TO APPROVE THE FIRST MERCHANTS CORPORATION EQUITY COMPENSATION PLAN FOR NON-EMPLOYEE DIRECTORS. IF THE SHAREHOLDERS DO NOT APPROVE THE PLAN, NON-EMPLOYEE DIRECTORS WILL CONTINUE TO RECEIVE THE FULL AMOUNT OF THEIR COMPENSATION IN CASH.

Non-Employee Director Stock Ownership Guideline

Although not part of the First Merchants Corporation Equity Compensation Plan for Non-Employee Directors that is being submitted to the shareholders for approval at the 2008 annual meeting, the restructured non-employee director compensation program adopted by the Board effective January 1, 2008 also includes a guideline providing that all directors will be expected to acquire and hold First Merchants stock equal in value to at least three times their total annual director compensation while serving on the Board. Directors will be expected to meet this guideline as soon as reasonably possible, taking into account the director's relevant financial and other circumstances, but in no event more than six years after the director is first elected to the Board.

                        TRANSACTIONS WITH RELATED PERSONS

Certain directors and executive officers of First Merchants and its subsidiaries and their associates are customers of, and have had transactions with, First Merchants' subsidiary banks from time to time in the ordinary course of business. Additional transactions may be expected to take place in the ordinary course of business in the future. All loans and commitments included in such transactions were made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable loans with persons not related to the lender and did not involve more than the normal risk of collectibility or present other unfavorable features.

Richard A. Boehning, a director of First Merchants and Lafayette Bank and Trust Company, National Association, a wholly owned subsidiary of First Merchants, is of counsel to the law firm of Bennett, Boehning & Clary LLP, Lafayette, Indiana, which Lafayette Bank and Trust has retained as legal counsel during 2007 and will continue to retain as legal counsel in 2008. Charles E. Schalliol, a director of First Merchants, is of counsel to the law firm of Baker & Daniels LLP, Indianapolis, Indiana, which First Merchants Bank, National Association, a wholly owned subsidiary of First Merchants, has retained as legal counsel during 2007 and will continue to retain as legal counsel in 2008. The Board has determined that these relationships do not prevent Mr. Boehning or Mr. Schalliol from being "independent directors," as defined in the NASDAQ listing standards.

In accordance with First Merchants' Code of Business Conduct, all transactions in which First Merchants is or is to be a participant and the amount involved exceeds $120,000, and in which a director or executive officer of First
Merchants, or any member of his or her immediate family, had or will have a direct or indirect material interest, will be reviewed for potential conflict of interest and must be approved by the Audit Committee. Under the standards set forth in the Code of Business Conduct, the Audit Committee will determine whether the transaction might pose an actual or apparent conflict of interest and, if so, whether such conflict would prevent the director or executive officer from complying with his or her obligation never to allow personal interests to interfere with objectivity in performing responsibilities to First Merchants and never to use or attempt to use a position with First Merchants to obtain any improper personal financial or other benefit for the director or executive officer, his or her family members, or any other person.

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires First Merchants' directors and executive officers to file reports of ownership and changes in ownership of First Merchants stock with the SEC. Based on its records and the written representations of its directors and executive officers, First Merchants believes that during 2007 these persons complied with all Section 16(a) filing requirements; except that: (1) a late Form 4 report was filed on May 17, 2007 by director and retired executive officer Michael L. Cox to report the sale of 1,014 shares on April 24, 2007; (2) a late Form 4 report was filed on June 22, 2007 by executive officer Shawn R. Blackburn to report the sale of 633 shares on June 8, 2007; (3) a late Form 3 report was filed by director Terry
L. Walker on July 27, 2007 to correct a Form 3 report filed on July 26, 2006, which had omitted 525 shares owned by Mr. Walker's spouse in an investment management account; and (4) two late Form 4 reports were filed on December 31, 2007 by director Richard A. Boehning, the first to report the purchase of 1,400 shares on August 6, 2007 and the second to report the sale of 1,400 shares on December 17, 2007.

                               INDEPENDENT AUDITOR

Fees for Professional Services Rendered by BKD, LLP

The following table shows the aggregate fees billed by BKD, LLP for audit and other services rendered to First Merchants for 2006 and 2007.

                                                            2006                               2007
                                                            ----                               ----
                Audit Fees                                $397,500                           $382,500
                Audit-Related Fees                          83,911                             66,923
                Tax Fees                                    77,072                            100,801
                All Other Fees                                   0                                  0
                                                       ---------------                    ---------------
                Total Fees                                $558,483                           $550,224
                                                       ===============                    ===============

The "Audit Fees" were for professional services rendered for the audits of First Merchants' consolidated financial statements and internal control over financial reporting, reviews of condensed consolidated financial statements included in First Merchants' Forms 10-Q, and assistance with regulatory filings. The "Audit-Related Fees" were for professional services rendered for audits of First Merchants' benefit plans.

The "Tax Fees" were for professional services rendered for preparation of tax returns and consultation on various tax matters.

All of the services related to the "Audit-Related Fees," "Tax Fees" and "All Other Fees" for 2006 and 2007 were pre-approved by the Audit Committee in accordance with the Committee's pre-approval policy described below.

The Audit Committee has considered whether the provision by BKD, LLP of the services covered by the fees other than the audit fees is compatible with maintaining BKD, LLP's independence and believes that it is compatible.

Pre-approval Policies and Procedures

The Audit Committee has established a pre-approval policy, under which the Committee is required to pre-approve all audit and non-audit services performed by First Merchants' independent auditor, in order to assure that the provision of such services does not impair the auditor's independence. These services may include audit services, audit-related services, tax services and other services. Under this policy, pre-approval is provided for 12 months from the date of pre-approval unless the Committee specifically provides for a different period. The policy is detailed as to the particular services or category of services and fee levels that are pre-approved. Unless a service or type of service to be provided by the independent auditor has received general pre-approval, it will require specific pre-approval by the Audit Committee. The Committee must also approve any proposed services exceeding the pre-approved fee levels. The independent auditor is required to provide detailed back-up documentation with respect to each proposed pre-approved service at the time of approval. The Audit Committee may delegate pre-approval authority to one or more of its members. The member or members to whom such authority has been delegated must report any pre-approval decisions to the Audit Committee at its next scheduled meeting. The Audit Committee does not delegate its responsibilities to pre-approve services performed by the independent auditor to management.

VOTING ITEM 3 - RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITOR FOR 2008

The Board, subject to ratification by the shareholders, has appointed BKD, LLP as First Merchants' independent auditor for 2008. If the shareholders do not ratify the appointment of BKD, the Audit Committee and the Board will reconsider this appointment. Representatives of the firm are expected to be present at the annual shareholders' meeting. They will have an opportunity to make a statement, if they desire to do so, and are expected to be available to respond to appropriate questions.

THE BOARD RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE RATIFICATION OF THE APPOINTMENT OF THE FIRM OF BKD, LLP AS FIRST MERCHANTS' INDEPENDENT AUDITOR FOR 2008.

                              SHAREHOLDER PROPOSALS

Proposals of shareholders intended to be presented at the 2009 annual meeting of the shareholders must be received by the Secretary of First Merchants at First Merchants' principal office by November 20, 2008, for inclusion in First Merchants' 2009 proxy statement and form of proxy relating to that meeting.

Shareholder proposals, if any, intended to be presented at the 2008 annual meeting that were not submitted for inclusion in this proxy statement will be considered untimely unless they were received by the Secretary of First Merchants at First Merchants' principal office by January 29, 2008. The Secretary did not receive any such shareholder proposals by that date.

                                  OTHER MATTERS

Shareholders who, according to First Merchants' records, share an address may receive only one Notice Regarding the Availability of Proxy Materials on the Internet or only one set of proxy materials, unless the shareholders have provided contrary instructions. Any shareholder who received only one Notice Regarding the Availability of Proxy Materials or one set of proxy materials, and who wishes to receive a separate Notice or a separate set of proxy materials now or in the future, may write or call First Merchants' Shareholder Services Department to request a separate Notice or a separate set of proxy materials at First Merchants Corporation, P. O. Box 792, Muncie IN 47308-0792; (800) 262-4261, extension 21522. Similarly, shareholders who share an address and who have received multiple Notices Regarding the Availability of Proxy Materials or multiple copies of proxy materials may write or call First Merchants' Shareholder Services Department at the same address and telephone number to request delivery of a single Notice or a single copy of these materials in the future.

The cost of soliciting proxies will be borne by First Merchants. In addition to solicitations by mail, proxies may be solicited personally or by telephone or other electronic means, but no solicitation will be made by specially engaged employees or paid solicitors.

The Board and management are not aware of any matters to be presented at the annual meeting of the shareholders other than the election of directors, the proposal to approve the First Merchants Corporation Equity Compensation Plan for Non-Employee Directors, and the ratification of the appointment of the independent auditor. However, if any other matters properly come before the annual meeting or any adjournment thereof, the holders of the proxies are authorized to vote thereon at their discretion, provided First Merchants did not have notice of any such matter on or before January 29, 2008.

                       By Order of the Board of Directors

Muncie, Indiana                                      Cynthia G. Holaday
March 19, 2008                                       Secretary

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                                       A-5
                                   APPENDIX A

                           FIRST MERCHANTS CORPORATION
               EQUITY COMPENSATION PLAN FOR NON-EMPLOYEE DIRECTORS


                                    ARTICLE I

                            ESTABLISHMENT AND PURPOSE

     Section 1.01. Establishment of Plan. First Merchants Corporation, an Indiana corporation (the "Company"), hereby establishes the First Merchants Corporation Equity Compensation Plan for Non-Employee Directors (the "Plan"), effective as of April 29, 2008 (the "Effective Date"), subject to the approval of the Plan at the Company's 2008 annual meeting of shareholders by the holders of a majority of the shares of the Company's common stock present and voting at that meeting in person or by proxy.

     Section 1.02. Purpose. The purpose of the Plan is to promote the interests of the Company and its shareholders by more closely aligning the interests of the Company and its Non-Employee Directors by requiring the payment of at least one-half (1/2) of the Compensation payable to Non-Employee Directors for their service in that capacity in Restricted Shares of the Company's common stock. A "Non-Employee Director" means any member of the board of directors of the Company (the "Board") who is not an employee of the Company or any of its Subsidiaries. A "Subsidiary" means a corporation or other form of business association of which shares (or other ownership interests) having fifty percent (50%) or more of the voting power are, or in the future become, owned or controlled, directly or indirectly, by the Company.

                                   ARTICLE II

                                 ADMINISTRATION

     The Plan shall be administered by the Compensation and Human Resources Committee of the Board (the "Committee"), which shall serve at the pleasure of the Board. The Committee shall have full authority to administer the Plan, including authority to interpret and construe any provision of the Plan and to adopt such rules and regulations for administering the Plan as it may deem necessary to comply with the requirements of the Plan or any applicable law. All actions taken and interpretations made in good faith by the Committee, or taken or made by any other person or persons to whom the Committee has delegated authority, in the administration of the Plan shall be final and binding upon all interested persons. All decisions by the Committee shall be made with the approval of not less than a majority of its members. No member of the Committee shall be liable for anything done or omitted to be done by him or her or by any other member of the Committee or the Board in connection with the Plan, except for his or her own willful misconduct or as expressly provided by statute.


                                   ARTICLE III

                PARTICIPATION; NON-EMPLOYEE DIRECTOR COMPENSATION

     Section 3.01. Participation. All Non-Employee Directors shall automatically become participants in the Plan with respect to all Compensation payable to them for calendar quarters ending after the Effective Date, until the Plan is terminated in accordance with the provisions of Article VII. "Compensation" means any retainer, fee or other payment of any kind to which a Non-Employee Director is entitled for services performed in that capacity, including, without limitation, any additional amount payable to a Non-Employee Director for

                                    Page A-1
chairing a Board committee, but excluding any "Director Option" granted under the Company's 1999 Long-Term Equity Incentive Plan (the "1999 Equity Incentive Plan").

     Section 3.02. Non-Employee Director Compensation. The Board shall annually, or at other times as the Board shall deem appropriate, determine the amount of Compensation to be payable for services performed by Non-Employee Directors, in accordance with applicable laws and regulations. Such Compensation shall be paid quarterly, as of the last business day of each calendar quarter.

     Section 3.03. Fraction Payable in Restricted Shares. A fraction of all Compensation payable to Non-Employee Directors for calendar quarters ending after the Effective Date, as determined by the Board from time to time, which fraction shall not be less than one-half (1/2), shall be paid in Restricted Shares, as defined in Section 3.04. In the absence of such determination, this fraction shall be one-half (1/2). The number of Restricted Shares to be issued to each Non-Employee Director shall be determined on the basis of the Fair Market Value of such Shares as of the date (i.e., the last business day of the calendar quarter) for which the Compensation is payable. The "Fair Market Value" of a Restricted Share means the last reported sale price of a share of the Company's common stock on the relevant date, or if no sale took place, the last reported sale price of a share on the most recent day on which a sale of a share of stock took place as reported by NASDAQ or a national securities exchange on which the Company's stock is listed on such date. The shares shall be issued as of the last business day of the relevant calendar quarter and shall be credited to the Non-Employee Director's stock account as soon as administratively feasible thereafter, but in no event shall any such payment be made later than the March 15 of the calendar year next following the calendar year in which such shares were earned. To the extent Compensation payable in Restricted Shares to a Non-Employee Director under this Section 3.03 would result in a fractional share of common stock being issuable to such Non-Employee Director, cash shall be paid to the Non-Employee Director in lieu of such fractional share.

     Section 3.04. Restrictions on Shares. A "Restricted Share" means a share of the Company's common stock that is nontransferable and subject to a substantial risk of forfeiture, to the extent provided in this Section 3.04. The shares issued to a Non-Employee Director in accordance with Section 3.03 may be registered in the name of a nominee or held in such other manner as the Committee determines to be appropriate. A book entry stock account will be established in the Non-Employee Director's name. The Non-Employee Director will be the beneficial owner of the shares issued and credited to his or her stock account and, subject to the restrictions set forth in this Section 3.04, he or she will have all rights of beneficial ownership in such shares including the right to vote the shares and receive all dividends and other distributions paid or made with respect thereto. The Company or its nominee will retain custody of the shares issued under this Plan until (i) all of the restrictions have lapsed in accordance with Subsection 3.04(a), and (ii) the Non-Employee Director makes a specific request in writing to the Company for such shares to be sold, transferred or delivered; provided, however, at any time following the lapse of such restrictions, a Non-Employee Director may request that a stock certificate, representing all or part of the shares credited to his or her stock account on which the restrictions have lapsed, be issued and delivered to the Non-Employee Director. None of the shares issued under this Plan may be sold, transferred, assigned, pledged, encumbered or otherwise alienated or hypothecated, unless and until, and then only to the extent that, these restrictions have lapsed in accordance with Subsection 3.04(a).

(a)  Lapse of Restrictions. The restrictions set forth in the first paragraph of
     Section 3.04 shall lapse on the earliest of the following dates: (i) the third anniversary of the date as of which the Restricted Shares were issued if, as of the date the restrictions are to lapse, the Non-Employee Director has continued to serve in that capacity from the date as of which the Restricted Shares were issued to the date of lapse; (ii) the date of the Non-Employee Director's retirement as a member of the Board after he or she has attained age fifty-five (55); (iii) the date of the Non-Employee Director's death; (iv) the date the Non-Employee Director is determined to be totally and permanently disabled, as defined in Section 22(e)(3) of the Internal Revenue Code of 1986, as amended (the "Code"), or (v) the date of a "Change of Control," as defined in the 1999 Equity Incentive Plan.

(b) Forfeiture of Restricted Shares. In the event a Non-Employee Director's service as a member of the Board terminates prior to the date the restrictions on all or part of the Restricted Shares issued pursuant to the

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
     Plan have lapsed in accordance with Subsection 3.04(a), all shares still subject to the restrictions shall be returned to or canceled by the Company and shall be deemed to have been forfeited by the Non-Employee Director.

     Section 3.05. Deferral of Compensation Paid in Restricted Shares. A Non-Employee Director may elect to defer payment of all or part of his or her Compensation that is payable in the form of Restricted Shares under the provisions of this Article III, in accordance with the First Merchants Corporation 2007 Directors' Deferred Compensation Plan (the "Directors' Deferred Compensation Plan"), modified as provided in the following sentences of this
Section 3.05. A Non-Employee Director who makes such an election shall be credited with Deferred Stock Units (which may include fractional shares) equal to the number of Restricted Shares that the Non-Employee Director would otherwise receive in accordance with Section 3.03 of this Plan. The Non-Employee Director shall not be deemed to be the beneficial owner of any shares of the Company's stock that the Non-Employee Director would have received had the election not been made, and he or she shall not have the right to vote any such shares or to receive any dividends or other distributions paid or made with respect thereto. However, in lieu of the provision for crediting interest to a Non-Employee Director's Account under Section 3.4 of the Directors' Deferred Compensation Plan, the portion of the Non-Employee Director's Account under the Directors' Deferred Compensation Plan that is credited with Deferred Stock Units shall be credited with earnings each quarter equal to the dividends that would be payable on an equivalent number of shares of the Company's common stock. Notwithstanding Section 4.2 of the Directors' Deferred Compensation Plan, the only permissible form of payment of the portion of the balance in the Non-Employee Director's Account under the Directors' Deferred Compensation Plan credited with Deferred Stock Units shall be a distribution of shares of Company common stock in a single lump sum payment; provided, however, the Non-Employee Director shall receive cash in lieu of a fractional share. The provisions of
Section 3.04 of this Plan shall supersede the vesting provisions of Section 4.4 of the Directors' Deferred Compensation Plan to the extent they may conflict.

                                   ARTICLE IV

                           SHARES ISSUABLE UNDER PLAN


     Section 4.01. Number of Shares. The shares issuable under the Plan shall be the Company's authorized but unissued, or reacquired, common stock, or shares purchased in the open market. The maximum number of shares of common stock that may be issued under the Plan shall be 500,000, as adjusted pursuant to Section 4.02.

     Section 4.02. Adjustment. If the Company shall at any time increase or decrease the number of its outstanding shares of common stock or change in any way the rights and privileges of such shares by means of a payment of a stock dividend or any other distribution upon such shares payable in common stock, or through a stock split, reverse stock split, subdivision, consolidation, combination, reclassification, or recapitalization involving common stock, then the numbers, rights and privileges of the shares issuable under Section 4.01 shall be increased, decreased or changed in like manner.

                                    ARTICLE V

                            MISCELLANEOUS PROVISIONS

     Section 5.01. No Right to be Elected. Neither the Plan nor any action taken hereunder shall be construed as giving any Non-Employee Director any right to be elected or re-elected as a director of the Company.

     Section 5.02. Non-Assignment. A participant's rights and interest under the Plan may not be assigned or transferred, hypothecated or encumbered, in whole or in part, either directly or by operation of law or otherwise (except, in the event of a participant's death, by will or the laws of descent and distribution),  including,  without limitation,  execution,  levy,  garnishment,

                                    Page A-3
attachment, pledge, bankruptcy, or in any other manner; and no such right or interest of any participant in the Plan shall be subject to any obligation or liability of such participant.

     Section 5.03. Compliance with Applicable Laws. No shares of the Company's common stock shall be issued hereunder unless counsel for the Company shall be satisfied that such issuance will be in compliance with applicable federal, state, local and foreign securities, securities exchange, and other applicable laws and regulations.

     Section 5.04. Withholding. It shall be a condition to the obligation of the Company to issue shares of common stock hereunder that the participant pay to the Company, to the extent required by law and upon its demand, such amount as may be requested by the Company for the purpose of satisfying any liability to withhold federal, state, local or foreign income or other taxes. A participant in the Plan may satisfy the withholding obligation, in whole or in part, by electing to have the Company withhold shares of common stock, otherwise issuable under the Plan, having a Fair Market Value equal to the amount required to be withheld. If the amount requested is not paid, the Company shall have no obligation to issue, and the participant shall have no right to receive, shares of common stock.

     Section 5.05. Unfunded Plan. The Plan shall be unfunded. The Company shall not be required to establish any special or separate fund or to make any other segregation of assets to assure the issuance of shares hereunder.

     Section 5.06. Ratification of Actions Taken. By accepting any payment of Non-Employee Director Compensation hereunder or other benefit under the Plan, each participant, and each person claiming under or through him or her, shall be conclusively deemed to have indicated his or her acceptance and ratification of, and consent to, any action taken under the Plan by the Company, the Board, or the Committee.

     Section 5.07. Registration. The appropriate officers of the Company shall cause to be filed any registration statement required by the Securities Act of 1933, as amended, and any reports, returns or other information regarding any shares of common stock issued pursuant to the Plan as may be required by Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or any other applicable statute, rule or regulation.

     Section 5.08. Governing Law. The interpretation, validity and enforcement of this Plan shall, to the extent not otherwise governed by the Code or the securities laws of the United States, be governed by the laws of the State of Indiana.

     Section 5.09. Headings. Headings are given to the sections of this Plan solely as a convenience to facilitate reference. Such headings, numbering and paragraphing shall not in any case be deemed in any way material or relevant to the construction of this Plan or any provisions hereof. The use of the singular shall also include within its meaning the plural, where appropriate, and vice versa.

                                   ARTICLE VI

                                    AMENDMENT

     The Board may amend the Plan at any time and from time to time, as it deems advisable; provided, however, that no amendment shall become effective without shareholder approval if such shareholder approval is required by any applicable federal or state law, rule or regulation, or by the rules of NASDAQ or any national exchange on which the Company's common stock is listed; and provided, further, that any such amendment shall comply with applicable provisions of Rule 16b-3 under Section 16 of the Exchange Act, as in effect from time to time, the Code and the rules thereunder as in effect from time to time, and, to the extent applicable, the Employee Retirement Income Security Act of 1974, as amended, and the rules thereunder as in effect from time to time. No amendment of the Plan shall materially and adversely affect any right of any participant with respect to any shares of common stock of the Company theretofore issued without such participant's written consent.

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
                                   ARTICLE VII

                                   TERMINATION

     This Plan shall terminate upon the earlier of (a) the Board's adoption of a resolution terminating the Plan, or (b) April 29, 2018, which is ten (10) years from the date the Plan was initially approved and adopted by the shareholders of the Company in accordance with Article VIII. No termination of the Plan shall materially and adversely affect any of the rights or obligations of any person without his or her written consent with respect to any shares of common stock of the Company theretofore earned and issuable under the Plan.

                                  ARTICLE VIII

                              SHAREHOLDER APPROVAL

     The Plan shall be effective as of the Effective Date, contingent upon shareholder approval and adoption at the 2008 annual meeting of the shareholders of the Company. The shareholders shall be deemed to have approved and adopted the Plan only if it is approved and adopted at a meeting of the shareholders duly held by vote taken in the manner required by the securities laws of the United States, the Code, and the laws of the State of Indiana, as applicable.

                                    Page A-5